Exhibit 99.1

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Attorneys for the Debtors

and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

EBIX, INC., et al.[1]	Case No. 23-80004 (SWE)

Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

JANUARY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

2

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3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

3

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11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.

14.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the Monthly Operating Report of Ebix, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Ebix, Inc. are incorporated by reference into the Monthly Operating Report for all Debtors.

15.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS

In Re. Ebix, Inc.	§	Case No.	23-80004
§
	§	Lead Case No.	23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	01/31/2024	Petition Date:	12/17/2023

Months Pending: 2	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	392

Debtor’s Full-Time Employees (as of date of order for relief):	425

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☒ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

02/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$19,640,955

b. Total receipts (net of transfers between accounts)	$12,173,278	$32,348,538

c. Total disbursements (net of transfers between accounts)	$8,345,655	$12,250,804

d. Cash balance end of month (a+b-c)	$23,468,578

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$8,345,655	$12,250,804

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$23,969,649

b. Accounts receivable over 90 days outstanding (net of allowance)	$10,368,271

c. Inventory ( Book Market Other (attach explanation))	$120,718

d Total current assets	$136,861,852

e. Total assets	$539,798,047

f. Postpetition payables (excluding taxes)	$97,527,637

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$1,741,359

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$99,268,996

k. Prepetition secured debt	$586,498,210

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$345,380,342

n. Total liabilities (debt) (j+k+l+m)	$1,031,147,548

o. Ending equity/net worth (e-n)	$-491,349,501

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$11,025,318

b. Cost of goods sold (inclusive of depreciation, if applicable)	$6,421,383

c. Gross profit (a-b)	$4,603,935

d. Selling expenses	$999,768

e. General and administrative expenses	$1,678,873

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$306,910

h. Interest	$394,853

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$5,489,681

k. Profit (loss)	$-4,266,150	$-7,084,533

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$2,178,628	$2,178,628	$2,178,628	$2,178,628
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Omni Agent Solutions	Other	$1,750,000	$1,750,000	$1,750,000	$1,750,000
	ii	Mayor Brown LLP	Other	$235,209	$235,209	$235,209	$235,209
	iii	FTI Consulting	Financial Professional	$193,419	$193,419	$193,419	$193,419
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$0	$0	$0	$0
	vi	Gokare Law Firm	Local Counsel	$0	$0	$0	$0
	vii	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	viii	Indus Law	Local Counsel	$0	$0	$0	$0
	ix	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	x	KPMG India Private Limited	Financial Professional	$0	$0	$0	$0
	xi	Marketsphere Consulting	Financial Professional	$0	$0	$0	$0
	xii	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$0	$0	$0
	xiii	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0
	xiv	Skadden, Arps, Slate, Meagher	Local Counsel	$0	$0	$0	$0

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

xv	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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c.	All professional fees and expenses (debtor & committees)	$2,178,628	$2,178,628	$2,178,628	$2,178,628

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$819,693	$1,476,543

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$227,587	$227,587

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$37,228	$37,228

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	02/21/2024
Title	Date

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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MOR-1
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period: January 1 - January 31, 2024

Ebix, Inc.
Receipts
Customer Receipts	$12,165,459
Other Receipts	7,819
Debt Proceeds	—

Total Receipts	$12,173,278
Disbursements
Payroll & Benefits	$(3,621,387)
3rd Party Trade Vendors	(1,977,002)
Ordinary Course Professionals	—
Taxes & Duties	(242,341)
Other Operating Disbursements	(113,750)

Total Disbursements	$(5,954,481)

Net Operating Cash Flow	$6,218,797

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(2,178,628)
Debt Service - Fees	(212,546)

Total Non-operating Cash Flows	$(2,391,174)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(2,911,126)

Intercompany Transfers (net)	$(2,911,126)

Net Cash Flow	$916,496

Beginning Bank Cash	$19,640,955
Net Cash Flow	916,496

Ending Bank Cash	$20,557,451

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MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of January 31, 2024 - (Unaudited)	Reporting Period: January 1 - January 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$21,520,086	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	27,265,898	64,260	134,104	71,257	7,614,681	937,268
Intercompany receivable	80,621,380	—	—	—	—	—
Other current assets	7,454,487	—	—	1,723	300	69,630

Total current assets	$136,861,852	$64,260	$134,104	$72,980	$7,614,981	$1,006,898
Property and equipment, net	22,367,853	6,492	153	(0)	—	20,948
Right-of-Use Assets	348,070	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,838,801	—	226,104	0	(0)	222,667
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	639,503	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,427,303	—	(5,216,707)	—	—	—

Total assets	$539,798,047	$649,103	$(157,784)	$19,484,765	$24,230,408	$63,411,512

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$10,767,515	$—	$—	$169	$—	$36,981
Accrued payroll and related benefits	1,860,030	—	6,938	14,204	3,865	14,806
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	85,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	1,641,091	928,711	(82,153)	18,129	422,448	(31,315)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	—	—	—	—	—	—
Other current liabilities	360	—	—	—	—	—

Total Current Liabilities	$99,268,996	$928,711	$(75,214)	$32,502	$426,313	$20,472
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$3,052,399	$34,700	$—	$6,074	$10,842	$161,134
Accrued payroll and related benefits	386,458	—	268	1,319	1,004	576
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	586,498,210	—	—	—	—	—
Current portion of long term debt and capital lease obligations	115,471	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	24,216,558	—	114,200	2,189	199,602	1,005,517
Short term lease liability	371,340	—	—	—	—	—
Other current liabilities	(6,412)	—	—	—	(1,648)	(51,470)

Total Liabilities Subject to Compromise	$917,916,344	$49,611,372	$(4,555,097)	$(4,735,838)	$9,674,604	$(35,787,814)
Long term debt and capital lease obligation, less current portion	12,811	—	—	—	—	—
Other liabilities	13,332,179	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	617,218	—	—	—	—	—

Total liabilities	$1,031,147,548	$50,540,084	$(4,630,311)	$(4,703,336)	$10,100,916	$(35,767,342)
Common stock, $.10 par value	3,782,609	—	—	—	—	—
Additional paid-in capital	3,840,495	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(509,666,366)	(49,890,981)	4,472,527	4,188,101	(7,402,508)	10,758,764
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(502,572,951)	$(49,890,981)	$4,472,527	$24,188,101	$14,129,492	$99,178,854
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(491,349,501)	$(49,890,981)	$4,472,527	$24,188,101	$14,129,492	$99,178,854

Total Liabilities & Equity	$539,798,047	$649,103	$(157,784)	$19,484,765	$24,230,408	$63,411,512

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

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MOR-3
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Operations for the month of January 2024 - (Unaudited)	Reporting Period: January 1 - January 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$11,025,318	$21,420	$65,712	$155,276	$97,378	$246,642

Total Revenue	11,025,318	21,420	65,712	155,276	97,378	246,642
Operating Expenses
Services and other costs	5,054,215	901,120	31,810	101,288	490,804	157,444
Product Development	1,367,169	32,150	29,919	49,529	—	31,500
Sales and Marketing	999,768	—	—	24,992	—	—
General and Administrative	1,678,873	(1,229)	—	(7,592)	55,425	(13,176)
Amortization and Depreciation	306,910	16,890	10,277	—	—	9,787

Total Operating Income	$1,618,384	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Interest Income	—	—	—	—	—	—
Interest Expense	(394,853)	—	—	—	—	—
Reorganization Fees	(5,489,681)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(4,266,150)	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(4,266,150)	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

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MOR-4
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Accounts Receivable Aging	Reporting Period: January 1 - January 31, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$16,608,015	$2,928,533	$1,175,095	$528,486	$9,839,785	$(7,110,266)	$23,969,649
P.B. Systems, Inc.	42,840	—	—	21,420	190,687	(190,687)	64,260
Facts Services, Inc.	177,324	6,737	(99,517)	9,055	52,820	(12,316)	134,104
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	20,818	9,848	5,355	1,534	51,488	(17,787)	71,257
ConfirmNet Corporation	322,894	21,705	20,553	179,969	7,171,662	(147,116)	7,569,667
A.D.A.M., Inc.	725,401	60,355	(46,100)	123,173	(242,899)	(288,495)	331,436

Total Accounts Receivable	$17,897,293	$3,027,178	$1,055,386	$863,637	$17,063,544	$(7,766,665)	$32,140,373

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MOR-5
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Disbursements by Entity	Reporting Period: January 1 - January 31, 2024

Date	Check Number	Amount	Vendor	Entity
1/2/2024		$ (11,043.90)	Provident Life & Acci	Ebix, Inc.
1/2/2024		(3,123.63)	Optum Bank	Ebix, Inc.
1/2/2024		(31,382.00)	Bankcard	Ebix, Inc.
1/2/2024		(2,538.17)	Microsoft	Ebix, Inc.
1/2/2024		(2,515.63)	Microsoft	Ebix, Inc.
1/2/2024		(2,504.35)	Microsoft	Ebix, Inc.
1/2/2024		(2,503.83)	Microsoft	Ebix, Inc.
1/2/2024		(1,567.50)	Optum Bank	Ebix, Inc.
1/2/2024		(867.57)	Google	Ebix, Inc.
1/2/2024		(540.80)	Extra Space	Ebix, Inc.
1/2/2024		(523.40)	Extra Space	Ebix, Inc.
1/2/2024		(500.00)	Google	Ebix, Inc.
1/2/2024		(500.00)	Google	Ebix, Inc.
1/2/2024		(399.00)	Fueled Inc.	Ebix, Inc.
1/2/2024		(350.90)	Extra Space	Ebix, Inc.
1/2/2024		(273.40)	App River	Ebix, Inc.
1/2/2024		(119.36)	Amazon	Ebix, Inc.
1/2/2024		(87.19)	Amazon	Ebix, Inc.
1/2/2024		(79.67)	Amazon	Ebix, Inc.
1/2/2024		(79.67)	Amazon	Ebix, Inc.
1/2/2024		(77.13)	Google	Ebix, Inc.
1/2/2024		(69.00)	Fueled Inc.	Ebix, Inc.
1/2/2024		(63.58)	Amazon	Ebix, Inc.
1/2/2024		(53.59)	Amazon	Ebix, Inc.
1/2/2024		(53.59)	Amazon	Ebix, Inc.
1/2/2024		(52.82)	Amazon	Ebix, Inc.
1/2/2024		(47.69)	Lyft	Ebix, Inc.
1/2/2024		(42.99)	Network Solutions	Ebix, Inc.
1/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
1/2/2024		(33.60)	Amazon	Ebix, Inc.
1/2/2024		(28.45)	Lyft	Ebix, Inc.
1/2/2024		(23.02)	Lyft	Ebix, Inc.
1/2/2024		(22.45)	Lyft	Ebix, Inc.
1/2/2024		(21.96)	Lyft	Ebix, Inc.
1/2/2024		(21.05)	Authnet	Ebix, Inc.
1/2/2024		(20.45)	Lyft	Ebix, Inc.
1/2/2024		(19.92)	Lyft	Ebix, Inc.
1/2/2024		(19.89)	Amazon	Ebix, Inc.
1/2/2024		(19.70)	Lyft	Ebix, Inc.
1/2/2024		(15.53)	Lyft	Ebix, Inc.
1/2/2024		(15.41)	Bankcard	Ebix, Inc.
1/2/2024		(15.00)	SMTP 2 Go	Ebix, Inc.
1/2/2024		(12.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(1.99)	Network Solutions	Ebix, Inc.
1/2/2024	14154	(3,300.00)	KARL J. KREDER, MD	Ebix, Inc.
1/2/2024	14170	(500.00)	Anh Nguyen	Ebix, Inc.
1/2/2024	14174	(800.00)	SAM G PAPPAS	Ebix, Inc.
1/2/2024	14214	(800.00)	SAM G PAPPAS	Ebix, Inc.
1/3/2024		(23,821.87)	Commonwealth of Massachusetts	Ebix, Inc.
1/3/2024		(4,278.00)	Connecticut Department of Revenue Services	Ebix, Inc.
1/3/2024		(2,505.50)	Microsoft	Ebix, Inc.
1/3/2024		(1,339.75)	Utah State Tax Commission	Ebix, Inc.
1/3/2024		(1,079.78)	The Guardian	Ebix, Inc.
1/3/2024		(776.87)	Nevada Tax Center	Ebix, Inc.
1/3/2024		(500.00)	Google	Ebix, Inc.
1/3/2024		(380.00)	ClickBack	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/3/2024		(90.00)	Rustici Software	Ebix, Inc.
1/3/2024		(89.85)	Payflow	Ebix, Inc.
1/3/2024		(85.71)	Amazon	Ebix, Inc.
1/3/2024		(54.10)	Payflow	Ebix, Inc.
1/3/2024		(54.10)	Payflow	Ebix, Inc.
1/3/2024		(42.99)	Network Solutions	Ebix, Inc.
1/3/2024		(40.00)	Payflow	Ebix, Inc.
1/3/2024		(36.43)	Amazon	Ebix, Inc.
1/3/2024		(34.86)	Amazon	Ebix, Inc.
1/3/2024		(22.44)	Lyft	Ebix, Inc.
1/3/2024		(11.97)	Lyft	Ebix, Inc.
1/3/2024		(11.47)	Rackspace	Ebix, Inc.
1/3/2024		(11.40)	ClickBack	Ebix, Inc.
1/3/2024		(11.01)	Lyft	Ebix, Inc.
1/3/2024		(10.84)	Lyft	Ebix, Inc.
1/3/2024		(0.33)	Rackspace	Ebix, Inc.
1/3/2024	14230	(4,694.14)	EXHIBITS SOUTH	Ebix, Inc.
1/4/2024		(10,005.00)	David Dugdale	Ebix, Inc.
1/4/2024		(8,800.00)	Renee Cocchi	Ebix, Inc.
1/4/2024		(1,315,577.86)	Paycom Payroll	Ebix, Inc.
1/4/2024		(83,564.78)	Paycom Payroll	Ebix, Inc.
1/4/2024		(67,099.61)	Paycom Payroll	Ebix, Inc.
1/4/2024		(2,505.25)	Microsoft	Ebix, Inc.
1/4/2024		(2,504.36)	Microsoft	Ebix, Inc.
1/4/2024		(127.90)	Cintas Corporation	Ebix, Inc.
1/4/2024		(56.10)	Amazon	Ebix, Inc.
1/4/2024		(54.85)	Amazon	Ebix, Inc.
1/4/2024		(53.42)	Amazon	Ebix, Inc.
1/4/2024		(53.42)	Amazon	Ebix, Inc.
1/4/2024		(47.98)	Network Solutions	Ebix, Inc.
1/4/2024		(39.01)	Amazon	Ebix, Inc.
1/4/2024		(36.80)	Amazon	Ebix, Inc.
1/4/2024		(21.07)	Amazon	Ebix, Inc.
1/4/2024		(19.99)	Amazon	Ebix, Inc.
1/4/2024		(18.34)	Lyft	Ebix, Inc.
1/4/2024		(16.99)	Amazon	Ebix, Inc.
1/4/2024		(15.79)	Lyft	Ebix, Inc.
1/4/2024		(13.60)	Lyft	Ebix, Inc.
1/4/2024		(12.99)	Lyft	Ebix, Inc.
1/4/2024		(12.84)	Lyft	Ebix, Inc.
1/4/2024		(11.97)	Lyft	Ebix, Inc.
1/4/2024		(10.84)	Lyft	Ebix, Inc.
1/4/2024	14080	(3,000.00)	JOHN KOUTRAS	Ebix, Inc.
1/4/2024	14156	(200.00)	Steven Lesk	Ebix, Inc.
1/4/2024	14171	(4,800.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
1/5/2024		(37,450.00)	ACORD	Ebix, Inc.
1/5/2024		(23,606.68)	Cyxtera Communications	Ebix, Inc.
1/5/2024		(21,208.55)	Rocket Software Inc	Ebix, Inc.
1/5/2024		(16,054.11)	365 Operating Co LLC	Ebix, Inc.
1/5/2024		(11,000.00)	ACCR COUNCIL FOR CONT	Ebix, Inc.
1/5/2024		(6,925.94)	Iterable Inc	Ebix, Inc.
1/5/2024		(3,721.32)	NCC Group Solutions	Ebix, Inc.
1/5/2024		(2,897.40)	Big Commerce Inc	Ebix, Inc.
1/5/2024		(2,483.87)	K&C Building Maintenan	Ebix, Inc.
1/5/2024		(1,425.00)	Philomena Dicicco	Ebix, Inc.
1/5/2024		(704.00)	CATHERINE CREASMAN	Ebix, Inc.
1/5/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
1/5/2024		(85.39)	WELLS FARGO FINANCIAL	Ebix, Inc.
1/5/2024		(10,966.27)	Veracode Inc	Ebix, Inc.
1/5/2024		(8,878.73)	Aspose Pty Ltd	Ebix, Inc.
1/5/2024		(2,553.93)	Microsoft	Ebix, Inc.
1/5/2024		(2,064.97)	Vonage	Ebix, Inc.
1/5/2024		(1,354.84)	Gagan Garg	Ebix, Inc.
1/5/2024		(903.23)	Amit Kumar Chouksey	Ebix, Inc.
1/5/2024		(52.92)	Amazon	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/5/2024		(32.52)	Braintree	Ebix, Inc.
1/5/2024		(21.20)	Lyft	Ebix, Inc.
1/5/2024		(13.39)	Lyft	Ebix, Inc.
1/5/2024		(10.84)	Lyft	Ebix, Inc.
1/5/2024	1033	(900.00)	Viraj Maniar	Ebix, Inc.
1/5/2024	14160	(450.00)	Viraj Maniar	Ebix, Inc.
1/8/2024		(97,565.49)	Craftsman Printing Inc.	Ebix, Inc.
1/8/2024		(13,500.00)	Fusion LLC	Ebix, Inc.
1/8/2024		(2,400.00)	Lumen	Ebix, Inc.
1/8/2024		(362,521.01)	First Insurance	Ebix, Inc.
1/8/2024		(15,100.00)	Sawnee Electric	Ebix, Inc.
1/8/2024		(4,034.08)	Optum Bank	Ebix, Inc.
1/8/2024		(2,521.87)	Microsoft	Ebix, Inc.
1/8/2024		(2,504.67)	Microsoft	Ebix, Inc.
1/8/2024		(1,206.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(866.07)	United Airlines	Ebix, Inc.
1/8/2024		(858.59)	Google	Ebix, Inc.
1/8/2024		(654.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(601.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(500.00)	Google	Ebix, Inc.
1/8/2024		(496.84)	Waste Management	Ebix, Inc.
1/8/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
1/8/2024		(334.53)	Google	Ebix, Inc.
1/8/2024		(319.89)	Google	Ebix, Inc.
1/8/2024		(165.47)	Google	Ebix, Inc.
1/8/2024		(105.87)	Sam’s Club	Ebix, Inc.
1/8/2024		(58.30)	Amazon	Ebix, Inc.
1/8/2024		(49.50)	Amazon	Ebix, Inc.
1/8/2024		(42.99)	Network Solutions	Ebix, Inc.
1/8/2024		(36.80)	Amazon	Ebix, Inc.
1/8/2024		(24.02)	Lyft	Ebix, Inc.
1/8/2024		(22.86)	Lyft	Ebix, Inc.
1/8/2024		(21.15)	Lyft	Ebix, Inc.
1/8/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/8/2024		(15.63)	Lyft	Ebix, Inc.
1/8/2024		(13.00)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(2.50)	Network Solutions	Ebix, Inc.
1/8/2024	1041	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
1/8/2024	14045	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
1/8/2024	14079	(1,320.00)	GIIssues Inc.	Ebix, Inc.
1/8/2024	14151	(1,320.00)	GIIssues Inc.	Ebix, Inc.
1/8/2024	14176	(375.00)	GREG PRESSMAN	Ebix, Inc.
1/8/2024	14208	(440.00)	GIIssues Inc.	Ebix, Inc.
1/9/2024		(76,529.84)	John Hancock	Ebix, Inc.
1/9/2024		(2,506.01)	Microsoft	Ebix, Inc.
1/9/2024		(1,811.92)	Optum Bank	Ebix, Inc.
1/9/2024		(142.23)	Amazon	Ebix, Inc.
1/9/2024		(74.99)	Amazon	Ebix, Inc.
1/9/2024		(70.48)	Amazon	Ebix, Inc.
1/9/2024		(54.38)	Lyft	Ebix, Inc.
1/9/2024		(42.99)	Network Solutions	Ebix, Inc.
1/9/2024		(24.00)	Omnione	Ebix, Inc.
1/9/2024		(22.54)	Lyft	Ebix, Inc.
1/9/2024		(21.19)	Amazon	Ebix, Inc.
1/9/2024		(20.69)	Lyft	Ebix, Inc.
1/9/2024		(17.47)	Lyft	Ebix, Inc.
1/9/2024		(16.99)	Amazon	Ebix, Inc.
1/9/2024		(16.99)	Amazon	Ebix, Inc.
1/9/2024		(12.84)	Lyft	Ebix, Inc.
1/9/2024		(12.84)	Lyft	Ebix, Inc.
1/9/2024		(10.99)	Lyft	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/9/2024	1038	(300.00)	Naren Nimmagadda	Ebix, Inc.
1/9/2024	14054	(3,000.00)	Melinda Deye	Ebix, Inc.
1/10/2024		(109,700.62)	Paycom Payroll	Ebix, Inc.
1/10/2024		(986.92)	Optum Bank	Ebix, Inc.
1/10/2024		(388.51)	Microsoft	Ebix, Inc.
1/10/2024		(170.38)	Optum Bank	Ebix, Inc.
1/10/2024		(140.27)	Amazon	Ebix, Inc.
1/10/2024		(124.68)	Kroger	Ebix, Inc.
1/10/2024		(83.98)	Network Solutions	Ebix, Inc.
1/10/2024		(80.00)	MxToolbox	Ebix, Inc.
1/10/2024		(56.22)	Amazon	Ebix, Inc.
1/10/2024		(53.42)	Amazon	Ebix, Inc.
1/10/2024		(52.92)	Amazon	Ebix, Inc.
1/10/2024		(52.15)	Amazon	Ebix, Inc.
1/10/2024		(36.43)	Amazon	Ebix, Inc.
1/10/2024		(22.24)	Lyft	Ebix, Inc.
1/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
1/10/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/10/2024		(14.80)	Lyft	Ebix, Inc.
1/10/2024		(12.84)	Lyft	Ebix, Inc.
1/10/2024		(11.99)	Lyft	Ebix, Inc.
1/10/2024		(10.97)	Lyft	Ebix, Inc.
1/10/2024		(10.84)	Lyft	Ebix, Inc.
1/11/2024		(1,750,000.00)	Omni Agent Solutions	Ebix, Inc.
1/11/2024		(409.40)	Extra Space	Ebix, Inc.
1/11/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
1/11/2024		(132.33)	Amazon	Ebix, Inc.
1/11/2024		(127.90)	Cintas Corporation	Ebix, Inc.
1/11/2024		(80.73)	Amazon	Ebix, Inc.
1/11/2024		(60.00)	Twilio Inc	Ebix, Inc.
1/11/2024		(56.79)	Amazon	Ebix, Inc.
1/11/2024		(56.63)	Amazon	Ebix, Inc.
1/11/2024		(56.42)	Amazon	Ebix, Inc.
1/11/2024		(53.36)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(40.40)	Amazon	Ebix, Inc.
1/11/2024		(34.91)	Amazon	Ebix, Inc.
1/11/2024		(32.93)	Amazon	Ebix, Inc.
1/11/2024		(21.19)	Amazon	Ebix, Inc.
1/11/2024		(19.99)	Amazon	Ebix, Inc.
1/11/2024		(19.99)	Amazon	Ebix, Inc.
1/11/2024		(17.93)	Lyft	Ebix, Inc.
1/11/2024		(16.99)	Amazon	Ebix, Inc.
1/11/2024		(15.64)	Lyft	Ebix, Inc.
1/11/2024		(10.87)	Lyft	Ebix, Inc.
1/11/2024	14133	(500.00)	Ann Garment	Ebix, Inc.
1/12/2024		(87,239.34)	Berkley Technology Und	Ebix, Inc.
1/12/2024		(21,853.29)	365 Operating Co LLC	Ebix, Inc.
1/12/2024		(16,146.90)	EMPLOYEETECH	Ebix, Inc.
1/12/2024		(7,592.99)	De Lage Landen	Ebix, Inc.
1/12/2024		(2,704.85)	LEAF	Ebix, Inc.
1/12/2024		(1,442.31)	Elizabeth Temple	Ebix, Inc.
1/12/2024		(1,320.00)	Renee Cocchi	Ebix, Inc.
1/12/2024		(300.00)	NRAI	Ebix, Inc.
1/12/2024		(100.00)	Meridian Intelligent S	Ebix, Inc.
1/12/2024		(2.70)	New Relic Inc.	Ebix, Inc.
1/12/2024		(47,169.46)	Paycom Payroll	Ebix, Inc.
1/12/2024		(329.23)	Jersey Mikes	Ebix, Inc.
1/12/2024		(56.79)	Amazon	Ebix, Inc.
1/12/2024		(56.79)	Amazon	Ebix, Inc.
1/12/2024		(56.63)	Amazon	Ebix, Inc.
1/12/2024		(56.42)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 25 of 83

Date	Check Number	Amount	Vendor	Entity
1/12/2024		(55.00)	Amazon	Ebix, Inc.
1/12/2024		(21.66)	Lyft	Ebix, Inc.
1/12/2024		(20.48)	Lyft	Ebix, Inc.
1/12/2024		(19.99)	Amazon	Ebix, Inc.
1/12/2024		(10.89)	Lyft	Ebix, Inc.
1/12/2024		(10.84)	Lyft	Ebix, Inc.
1/12/2024	14094	(200.00)	The Children’s Heart Clinic, PA	Ebix, Inc.
1/16/2024		(83,787.55)	John Hancock	Ebix, Inc.
1/16/2024		(4,007.69)	Optum Bank	Ebix, Inc.
1/16/2024		(3,297.50)	PNC Bank	Ebix, Inc.
1/16/2024		(1,191.42)	Fairmont Orchid	Ebix, Inc.
1/16/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/16/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/16/2024		(593.44)	Optum Bank	Ebix, Inc.
1/16/2024		(404.01)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(269.34)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(269.34)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(200.00)	Optum Bank	Ebix, Inc.
1/16/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(58.53)	Lyft	Ebix, Inc.
1/16/2024		(46.93)	Lyft	Ebix, Inc.
1/16/2024		(41.41)	Lyft	Ebix, Inc.
1/16/2024		(20.99)	Lyft	Ebix, Inc.
1/16/2024		(20.77)	Lyft	Ebix, Inc.
1/16/2024		(19.40)	Lyft	Ebix, Inc.
1/16/2024		(17.99)	Lyft	Ebix, Inc.
1/16/2024		(17.89)	Lyft	Ebix, Inc.
1/16/2024		(17.25)	Lyft	Ebix, Inc.
1/16/2024		(16.99)	Lyft	Ebix, Inc.
1/16/2024		(14.74)	Lyft	Ebix, Inc.
1/16/2024		(14.59)	Lyft	Ebix, Inc.
1/16/2024		(14.33)	Lyft	Ebix, Inc.
1/16/2024		(13.01)	Lyft	Ebix, Inc.
1/16/2024		(12.86)	Lyft	Ebix, Inc.
1/16/2024		(12.84)	Lyft	Ebix, Inc.
1/16/2024		(12.84)	Lyft	Ebix, Inc.
1/16/2024		(12.77)	Lyft	Ebix, Inc.
1/16/2024		(12.23)	Lyft	Ebix, Inc.
1/16/2024		(11.34)	Lyft	Ebix, Inc.
1/16/2024		(10.88)	Lyft	Ebix, Inc.
1/16/2024		(10.84)	Lyft	Ebix, Inc.
1/16/2024	14201	(4,519.75)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/16/2024	14226	(3,896.61)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/17/2024		(49,810.30)	Paycom Payroll	Ebix, Inc.
1/17/2024		(2,657.84)	IBM CORPORATION	Ebix, Inc.
1/17/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/17/2024		(127.16)	Maine Revenue Services	Ebix, Inc.
1/17/2024		(38.39)	Lyft	Ebix, Inc.
1/17/2024		(20.86)	Lyft	Ebix, Inc.
1/17/2024		(19.72)	Lyft	Ebix, Inc.
1/17/2024		(16.61)	Lyft	Ebix, Inc.
1/17/2024		(11.03)	Lyft	Ebix, Inc.
1/17/2024	14209	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
1/18/2024		(45,993.75)	Cathy Wesler	Ebix, Inc.
1/18/2024		(28,333.00)	Ascension Growth	Ebix, Inc.
1/18/2024		(21,855.28)	365 Operating Co LLC	Ebix, Inc.
1/18/2024		(20,276.88)	Amazon Web Services	Ebix, Inc.
1/18/2024		(10,990.00)	Spark IPS	Ebix, Inc.
1/18/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
1/18/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
1/18/2024		(5,000.00)	BenefitFront	Ebix, Inc.
1/18/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
1/18/2024		(3,447.58)	EMPRISE TECHNOLOGIES	Ebix, Inc.
1/18/2024		(1,500.00)	James Warne Schmidley	Ebix, Inc.
1/18/2024		(1,125.00)	Ana Echenique	Ebix, Inc.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 26 of 83

Date	Check Number	Amount	Vendor	Entity
1/18/2024		(1,000.00)	William Steinberg	Ebix, Inc.
1/18/2024		(900.00)	David Bushnell MD	Ebix, Inc.
1/18/2024		(880.00)	Frank N Salamone	Ebix, Inc.
1/18/2024		(876.00)	CATHERINE CREASMAN	Ebix, Inc.
1/18/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
1/18/2024		(745.00)	Michelle Vaughn	Ebix, Inc.
1/18/2024		(709.10)	DEBORAH GUIN	Ebix, Inc.
1/18/2024		(680.00)	Amy I Hall	Ebix, Inc.
1/18/2024		(632.50)	David Dugdale	Ebix, Inc.
1/18/2024		(500.00)	Frank D Brodkey	Ebix, Inc.
1/18/2024		(499.00)	NRAI	Ebix, Inc.
1/18/2024		(400.00)	EMILY MEALER	Ebix, Inc.
1/18/2024		(250.00)	Niloofar Latifi	Ebix, Inc.
1/18/2024		(250.00)	Judith Joyce, MD	Ebix, Inc.
1/18/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
1/18/2024		(200.00)	Raj Murali	Ebix, Inc.
1/18/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
1/18/2024		(180.65)	Mineral Inc.	Ebix, Inc.
1/18/2024		(156.00)	Kelley Allison Turner	Ebix, Inc.
1/18/2024		(150.00)	J Ivan Lopez	Ebix, Inc.
1/18/2024		(125.00)	Michael T Vest	Ebix, Inc.
1/18/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
1/18/2024		(125.00)	Christine m Lucarelli	Ebix, Inc.
1/18/2024		(125.00)	Mona Krouss	Ebix, Inc.
1/18/2024		(100.00)	Luc Jasmin	Ebix, Inc.
1/18/2024		(15.82)	Iterable Inc.	Ebix, Inc.
1/18/2024		(1,258,982.62)	Paycom Payroll	Ebix, Inc.
1/18/2024		(235,209.23)	Mayor Brown LLP	Ebix, Inc.
1/18/2024		(193,418.73)	FTI Consulting	Ebix, Inc.
1/18/2024		(107,584.91)	Google	Ebix, Inc.
1/18/2024		(50,466.35)	Paycom Payroll	Ebix, Inc.
1/18/2024		(45,026.40)	Avcom Infotech pvt ltd.	Ebix, Inc.
1/18/2024		(14,161.56)	IBM CORPORATION	Ebix, Inc.
1/18/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
1/18/2024		(2,532.15)	Paycom Payroll	Ebix, Inc.
1/18/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
1/18/2024		(450.00)	Renan Ribeiro E Ribeiro	Ebix, Inc.
1/18/2024		(24.22)	Lyft	Ebix, Inc.
1/18/2024		(14.78)	Lyft	Ebix, Inc.
1/18/2024		(10.84)	Lyft	Ebix, Inc.
1/18/2024		(10.84)	Lyft	Ebix, Inc.
1/19/2024		(60,000.00)	Donald L Deye	Ebix, Inc.
1/19/2024		(4,484.45)	Guardian Concentration	Ebix, Inc.
1/19/2024		(28,594.22)	Paycom Payroll	Ebix, Inc.
1/19/2024		(27,522.00)	New York State Department of Taxation and Finance	Ebix, Inc.
1/19/2024		(23,063.20)	State Comptroller	Ebix, Inc.
1/19/2024		(9,863.92)	Comptroller of the State of Maryland	Ebix, Inc.
1/19/2024		(3,559.23)	Florida Department of Revenue	Ebix, Inc.
1/19/2024		(658.60)	CRX International	Ebix, Inc.
1/19/2024		(336.54)	Paycom Payroll	Ebix, Inc.
1/19/2024		(126.67)	Amazon	Ebix, Inc.
1/19/2024		(119.51)	Amazon	Ebix, Inc.
1/19/2024		(119.51)	Amazon	Ebix, Inc.
1/19/2024		(106.70)	Kimchi Red	Ebix, Inc.
1/19/2024		(84.47)	Amazon	Ebix, Inc.
1/19/2024		(82.38)	Amazon	Ebix, Inc.
1/19/2024		(77.90)	Amazon	Ebix, Inc.
1/19/2024		(64.49)	Amazon	Ebix, Inc.
1/19/2024		(55.52)	Amazon	Ebix, Inc.
1/19/2024		(53.59)	Amazon	Ebix, Inc.
1/19/2024		(32.19)	Lyft	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(23.32)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 27 of 83

Date	Check Number	Amount	Vendor	Entity
1/19/2024		(19.98)	Amazon	Ebix, Inc.
1/19/2024		(14.41)	Lyft	Ebix, Inc.
1/19/2024		(0.99)	Apple	Ebix, Inc.
1/19/2024	14077	(1,000.00)	John Brennan	Ebix, Inc.
1/22/2024		(212,546.40)	Regions Bank	Ebix, Inc.
1/22/2024		(116,713.20)	Paycom Payroll	Ebix, Inc.
1/22/2024		(6,429.96)	New Jersey Division of Taxation	Ebix, Inc.
1/22/2024		(3,043.78)	Microsoft	Ebix, Inc.
1/22/2024		(2,659.20)	Indiana Department of Revenue	Ebix, Inc.
1/22/2024		(1,000.00)	Fire Systems Inc	Ebix, Inc.
1/22/2024		(757.01)	Zoom U Systems Inc.	Ebix, Inc.
1/22/2024		(468.00)	Survey Monkey	Ebix, Inc.
1/22/2024		(339.88)	Alabama Department of Revenue	Ebix, Inc.
1/22/2024		(155.00)	Sam’s Club	Ebix, Inc.
1/22/2024		(130.40)	Atlassian	Ebix, Inc.
1/22/2024		(129.31)	Amazon	Ebix, Inc.
1/22/2024		(110.55)	Amazon	Ebix, Inc.
1/22/2024		(105.25)	Amazon	Ebix, Inc.
1/22/2024		(100.00)	Intrinio	Ebix, Inc.
1/22/2024		(99.78)	Amazon	Ebix, Inc.
1/22/2024		(98.12)	Amazon	Ebix, Inc.
1/22/2024		(87.19)	Amazon	Ebix, Inc.
1/22/2024		(84.46)	Amazon	Ebix, Inc.
1/22/2024		(82.08)	Amazon	Ebix, Inc.
1/22/2024		(80.03)	Amazon	Ebix, Inc.
1/22/2024		(75.51)	Amazon	Ebix, Inc.
1/22/2024		(70.82)	Alabama Department of Revenue	Ebix, Inc.
1/22/2024		(55.52)	Amazon	Ebix, Inc.
1/22/2024		(55.52)	Amazon	Ebix, Inc.
1/22/2024		(55.20)	Amazon	Ebix, Inc.
1/22/2024		(53.52)	GoDaddy.com	Ebix, Inc.
1/22/2024		(51.92)	Amazon	Ebix, Inc.
1/22/2024		(51.92)	Amazon	Ebix, Inc.
1/22/2024		(51.19)	Amazon	Ebix, Inc.
1/22/2024		(51.07)	Lyft	Ebix, Inc.
1/22/2024		(49.99)	PayPal	Ebix, Inc.
1/22/2024		(48.97)	Amazon	Ebix, Inc.
1/22/2024		(43.88)	Amazon	Ebix, Inc.
1/22/2024		(42.99)	Network Solutions	Ebix, Inc.
1/22/2024		(39.90)	Amazon	Ebix, Inc.
1/22/2024		(34.33)	Amazon	Ebix, Inc.
1/22/2024		(33.60)	Amazon	Ebix, Inc.
1/22/2024		(30.73)	Amazon	Ebix, Inc.
1/22/2024		(30.59)	Lyft	Ebix, Inc.
1/22/2024		(21.18)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Lyft	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.98)	Amazon	Ebix, Inc.
1/22/2024		(19.97)	Lyft	Ebix, Inc.
1/22/2024		(19.17)	Lyft	Ebix, Inc.
1/22/2024		(17.91)	Lyft	Ebix, Inc.
1/22/2024		(17.59)	Amazon	Ebix, Inc.
1/22/2024		(16.66)	Lyft	Ebix, Inc.
1/22/2024		(16.66)	Lyft	Ebix, Inc.
1/22/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/22/2024		(14.87)	Lyft	Ebix, Inc.
1/22/2024		(12.87)	Lyft	Ebix, Inc.
1/22/2024		(12.68)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.00)	PNC Bank	Ebix, Inc.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 28 of 83

Date	Check Number	Amount	Vendor	Entity
1/22/2024		(9.73)	Lyft	Ebix, Inc.
1/22/2024		(5.00)	Lyft	Ebix, Inc.
1/22/2024		(4.00)	Lyft	Ebix, Inc.
1/22/2024		8.88	ExtendedStay	Ebix, Inc.
1/22/2024	14258	(25,820.54)	IBM CORPORATION	Ebix, Inc.
1/22/2024	14265	(72.33)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
1/22/2024	14266	(1,255.74)	UPS	Ebix, Inc.
1/22/2024	14273	(32,677.87)	S&P GLOBAL MARKET INTELLIGENCE	Ebix, Inc.
1/23/2024		(6,177.87)	Atlanta Office Technol	Ebix, Inc.
1/23/2024		(27,900.03)	Paycom Payroll	Ebix, Inc.
1/23/2024		(16,880.50)	Sun Life Canada	Ebix, Inc.
1/23/2024		(15,000.00)	PA Department of Revenue	Ebix, Inc.
1/23/2024		(14,410.42)	Sun Life Canada	Ebix, Inc.
1/23/2024		(8,517.75)	Arizona Department of Revenue	Ebix, Inc.
1/23/2024		(4,557.89)	South Carolina Department of Revenue	Ebix, Inc.
1/23/2024		(2,966.00)	Illinois Department of Revenue	Ebix, Inc.
1/23/2024		(2,496.25)	Michigan Department of Treasury	Ebix, Inc.
1/23/2024		(2,268.15)	Virginia Department of Taxation	Ebix, Inc.
1/23/2024		(2,233.00)	Minnesota Department of Revenue	Ebix, Inc.
1/23/2024		(1,972.12)	Wisconsin Department of Revenue	Ebix, Inc.
1/23/2024		(1,802.88)	Optum Bank	Ebix, Inc.
1/23/2024		(1,799.53)	Iowa Department of Revenue	Ebix, Inc.
1/23/2024		(1,570.00)	City and County of Denver	Ebix, Inc.
1/23/2024		(1,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(1,204.21)	Hotels.com	Ebix, Inc.
1/23/2024		(954.32)	Sun Life Health	Ebix, Inc.
1/23/2024		(683.20)	American Express	Ebix, Inc.
1/23/2024		(595.13)	North Carolina Department of Revenue	Ebix, Inc.
1/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(393.00)	State of Louisiana	Ebix, Inc.
1/23/2024		(98.96)	Network Solutions	Ebix, Inc.
1/23/2024		(59.27)	Amazon	Ebix, Inc.
1/23/2024		(45.95)	Amazon	Ebix, Inc.
1/23/2024		(42.99)	Network Solutions	Ebix, Inc.
1/23/2024		(21.86)	Lyft	Ebix, Inc.
1/23/2024		(18.99)	Lyft	Ebix, Inc.
1/23/2024		(18.74)	Lyft	Ebix, Inc.
1/23/2024		(16.99)	Lyft	Ebix, Inc.
1/23/2024		(13.89)	Lyft	Ebix, Inc.
1/23/2024		(13.88)	Lyft	Ebix, Inc.
1/23/2024		(12.78)	Lyft	Ebix, Inc.
1/23/2024		(12.71)	Lyft	Ebix, Inc.
1/23/2024		(10.89)	Lyft	Ebix, Inc.
1/23/2024		(10.89)	Lyft	Ebix, Inc.
1/23/2024	1027	(1,000.00)	Ira Jacobson	Ebix, Inc.
1/23/2024	14197	(440.00)	ROY WONG, MD	Ebix, Inc.
1/23/2024	14222	(880.00)	ROY WONG, MD	Ebix, Inc.
1/23/2024	14264	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
1/23/2024	14267	(19,249.92)	Zywave Inc.	Ebix, Inc.
1/24/2024		(12,000.00)	Melinda Deye	Ebix, Inc.
1/24/2024		(1,542.80)	DEBORAH GUIN	Ebix, Inc.
1/24/2024		(110,948.32)	Paycom Payroll	Ebix, Inc.
1/24/2024		(20,465.45)	PA Department of Revenue	Ebix, Inc.
1/24/2024		(10,341.00)	Tennessee Department of Revenue	Ebix, Inc.
1/24/2024		(2,025.41)	Delta Airlines	Ebix, Inc.
1/24/2024		(1,359.36)	West Virginia State Treasury	Ebix, Inc.
1/24/2024		(774.71)	American Express	Ebix, Inc.
1/24/2024		(202.27)	Hotels.com	Ebix, Inc.
1/24/2024		(166.88)	Hotels.com	Ebix, Inc.
1/24/2024		(148.96)	Amazon	Ebix, Inc.
1/24/2024		(135.07)	Hotels.com	Ebix, Inc.
1/24/2024		(122.23)	Amazon	Ebix, Inc.
1/24/2024		(78.85)	Amazon	Ebix, Inc.
1/24/2024		(78.75)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 29 of 83

Date	Check Number	Amount	Vendor	Entity
1/24/2024		(78.41)	Amazon	Ebix, Inc.
1/24/2024		(69.15)	Amazon	Ebix, Inc.
1/24/2024		(63.33)	Amazon	Ebix, Inc.
1/24/2024		(19.99)	Amazon	Ebix, Inc.
1/24/2024		(19.98)	Lyft	Ebix, Inc.
1/24/2024		(18.75)	Lyft	Ebix, Inc.
1/24/2024		(17.99)	Amazon	Ebix, Inc.
1/24/2024		(15.66)	Lyft	Ebix, Inc.
1/24/2024		(13.17)	Lyft	Ebix, Inc.
1/24/2024		(12.78)	Lyft	Ebix, Inc.
1/24/2024	14158	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
1/25/2024		(108,557.92)	Zakipoint Health Inc.	Ebix, Inc.
1/25/2024		(18,039.99)	FCI Cyber	Ebix, Inc.
1/25/2024		(17,838.38)	365 Operating Co LLC	Ebix, Inc.
1/25/2024		(15,150.00)	Workiva Inc.	Ebix, Inc.
1/25/2024		(11,131.17)	Craftsman Printing Inc.	Ebix, Inc.
1/25/2024		(11,049.11)	Twilio Inc.	Ebix, Inc.
1/25/2024		(6,100.00)	Dan Celia	Ebix, Inc.
1/25/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
1/25/2024		(5,662.51)	Change Healthcare	Ebix, Inc.
1/25/2024		(3,459.00)	MGECOM, Inc.	Ebix, Inc.
1/25/2024		(2,929.50)	Big Commerce Inc.	Ebix, Inc.
1/25/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
1/25/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
1/25/2024		(2,191.69)	Cleveland Clinic Educa	Ebix, Inc.
1/25/2024		(2,030.43)	CATHERINE CREASMAN	Ebix, Inc.
1/25/2024		(1,862.70)	DEBORAH GUIN	Ebix, Inc.
1/25/2024		(1,764.29)	Atlanta Office Technol	Ebix, Inc.
1/25/2024		(1,606.87)	Amy I Hall	Ebix, Inc.
1/25/2024		(1,500.00)	Reputation Capital Med	Ebix, Inc.
1/25/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
1/25/2024		(1,000.00)	Dynamic Inquiry LLC	Ebix, Inc.
1/25/2024		(1,000.00)	David B. Powers	Ebix, Inc.
1/25/2024		(1,000.00)	Michael Miloro	Ebix, Inc.
1/25/2024		(1,000.00)	Elie M. Ferneini, MD,	Ebix, Inc.
1/25/2024		(1,000.00)	Ashley Clark	Ebix, Inc.
1/25/2024		(1,000.00)	Andrea B. Burke	Ebix, Inc.
1/25/2024		(960.00)	EMILY MEALER	Ebix, Inc.
1/25/2024		(900.00)	David Bushnell MD	Ebix, Inc.
1/25/2024		(750.00)	Margaret Spence MD	Ebix, Inc.
1/25/2024		(661.50)	Carolyn Donahoe	Ebix, Inc.
1/25/2024		(625.00)	Thomas Metkus	Ebix, Inc.
1/25/2024		(621.87)	TeamSupport LLC	Ebix, Inc.
1/25/2024		(527.05)	Accuimage	Ebix, Inc.
1/25/2024		(500.00)	Dynamic Inquiry LLC	Ebix, Inc.
1/25/2024		(500.00)	David W Todd DMD MD	Ebix, Inc.
1/25/2024		(500.00)	George John Linsenmey	Ebix, Inc.
1/25/2024		(500.00)	Michael T Goupil	Ebix, Inc.
1/25/2024		(500.00)	Cynthia T. Franck	Ebix, Inc.
1/25/2024		(500.00)	Lawrence Angelo Cuzali	Ebix, Inc.
1/25/2024		(460.00)	Myla Lorenzo-Wilson	Ebix, Inc.
1/25/2024		(400.00)	Joshua Nazeer Omade’	Ebix, Inc.
1/25/2024		(375.00)	Judith Joyce, MD	Ebix, Inc.
1/25/2024		(320.00)	Michelle Vaughn	Ebix, Inc.
1/25/2024		(300.00)	J Ivan Lopez	Ebix, Inc.
1/25/2024		(250.00)	Suchita Shah Sata	Ebix, Inc.
1/25/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
1/25/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
1/25/2024		(200.00)	Raj Murali	Ebix, Inc.
1/25/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
1/25/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
1/25/2024		(191.25)	Thomas Brenn	Ebix, Inc.
1/25/2024		(138.25)	University of Pittsbur	Ebix, Inc.
1/25/2024		(125.00)	Bradley Allen Sharpe	Ebix, Inc.
1/25/2024		(125.00)	Melissa L. P. Mattison	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/25/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
1/25/2024		(125.00)	Mona Krouss	Ebix, Inc.
1/25/2024		(101.25)	Merriam dba World Clas	Ebix, Inc.
1/25/2024		(100.00)	Luc Jasmin	Ebix, Inc.
1/25/2024		(84,700.00)	US Postmaster Wire	Ebix, Inc.
1/25/2024		(81,392.98)	John Hancock	Ebix, Inc.
1/25/2024		(40,000.00)	Claritas Advisors LLC - Wire	Ebix, Inc.
1/25/2024		(33,491.19)	US Trustee	Ebix, Inc.
1/25/2024		(30,000.00)	Jill M. Krueger - Wire	Ebix, Inc.
1/25/2024		(5,548.88)	Fairmont Orchid	Ebix, Inc.
1/25/2024		(4,098.54)	OHIO DEPARTMENT OF TAXATION	Ebix, Inc.
1/25/2024		(3,857.30)	Fairmont Orchid	Ebix, Inc.
1/25/2024		(2,820.28)	Microsoft	Ebix, Inc.
1/25/2024		(2,008.11)	Paycom Payroll	Ebix, Inc.
1/25/2024		(2,000.00)	Google	Ebix, Inc.
1/25/2024		(1,627.82)	Sheraton	Ebix, Inc.
1/25/2024		(1,312.27)	Aspose Pty Ltd. - Wire	Ebix, Inc.
1/25/2024		(1,005.20)	Delta Airlines	Ebix, Inc.
1/25/2024		(1,000.00)	Google	Ebix, Inc.
1/25/2024		(650.21)	American Express	Ebix, Inc.
1/25/2024		(513.75)	Bankcard	Ebix, Inc.
1/25/2024		(500.00)	Eduardo Valmaseda Castellon	Ebix, Inc.
1/25/2024		(500.00)	US Trustee	Ebix, Inc.
1/25/2024		(255.80)	Cintas Corporation	Ebix, Inc.
1/25/2024		(249.09)	Stericycle Inc.	Ebix, Inc.
1/25/2024		(248.50)	Fueled Inc.	Ebix, Inc.
1/25/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
1/25/2024		(55.08)	Maja Cikes MD PhD	Ebix, Inc.
1/25/2024		(30.73)	Amazon	Ebix, Inc.
1/25/2024		(18.95)	Lyft	Ebix, Inc.
1/25/2024		(12.89)	Lyft	Ebix, Inc.
1/25/2024		(12.78)	Lyft	Ebix, Inc.
1/25/2024		(10.89)	Lyft	Ebix, Inc.
1/25/2024	14253	(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
1/25/2024	14262	(5,566.45)	Precision Data Systems	Ebix, Inc.
1/26/2024		(17,500.00)	Pavan Bhalla	Ebix, Inc.
1/26/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
1/26/2024		(13,059.00)	Donald L Deye	Ebix, Inc.
1/26/2024		(4,698.51)	UC REGENTS- SAN FRAN	Ebix, Inc.
1/26/2024		(1,500.00)	Joseph E Cillo Jr.	Ebix, Inc.
1/26/2024		(1,341.75)	Brigham and Women’s	Ebix, Inc.
1/26/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
1/26/2024		(765.90)	ERIC ENDLICH, PHD	Ebix, Inc.
1/26/2024		(558.56)	Antoine Douaihy	Ebix, Inc.
1/26/2024		(500.00)	Julia R. Plevnia	Ebix, Inc.
1/26/2024		(500.00)	James C. Melville	Ebix, Inc.
1/26/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
1/26/2024		(500.00)	Janina Golob Deeb	Ebix, Inc.
1/26/2024		(233.79)	Jacqueline E Birknes	Ebix, Inc.
1/26/2024		(190.80)	AMERICAN GERIATRICS	Ebix, Inc.
1/26/2024		(157.13)	Univ of Chicago Dept	Ebix, Inc.
1/26/2024		(55.08)	Scott Solomon	Ebix, Inc.
1/26/2024		(10.00)	Christopher V Bussche	Ebix, Inc.
1/26/2024		(12,500.00)	Hans Ueli Keller	Ebix, Inc.
1/26/2024		(12,500.00)	ND Eckert Esq and Mrs. NL Eckert	Ebix, Inc.
1/26/2024		(12,500.00)	Streichenberg Attorneys at Law	Ebix, Inc.
1/26/2024		(3,500.00)	Google	Ebix, Inc.
1/26/2024		(1,395.76)	KANSAS DEPTARTMENT OF REVENUE	Ebix, Inc.
1/26/2024		(1,000.00)	Google	Ebix, Inc.
1/26/2024		(1,000.00)	Digicert Lehi	Ebix, Inc.
1/26/2024		(905.78)	Fire Systems Inc.	Ebix, Inc.
1/26/2024		(626.00)	Washington State Department of Licensing	Ebix, Inc.
1/26/2024		(537.54)	Perimeter Office	Ebix, Inc.
1/26/2024		(500.00)	Google	Ebix, Inc.
1/26/2024		(500.00)	Google	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/26/2024		(312.33)	Malwarebytes	Ebix, Inc.
1/26/2024		(252.42)	Seattle City Finance	Ebix, Inc.
1/26/2024		(108.99)	Amazon	Ebix, Inc.
1/26/2024		(92.43)	Amazon	Ebix, Inc.
1/26/2024		(87.19)	Amazon	Ebix, Inc.
1/26/2024		(79.88)	LE MEKONG	Ebix, Inc.
1/26/2024		(65.22)	Amazon	Ebix, Inc.
1/26/2024		(65.22)	Amazon	Ebix, Inc.
1/26/2024		(65.21)	Amazon	Ebix, Inc.
1/26/2024		(59.89)	Amazon	Ebix, Inc.
1/26/2024		(58.16)	Amazon	Ebix, Inc.
1/26/2024		(53.59)	Amazon	Ebix, Inc.
1/26/2024		(53.59)	Amazon	Ebix, Inc.
1/26/2024		(33.60)	Amazon	Ebix, Inc.
1/26/2024		(21.18)	Amazon	Ebix, Inc.
1/26/2024		(10.92)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(4.00)	FileLocal	Ebix, Inc.
1/26/2024		(4.00)	FileLocal	Ebix, Inc.
1/26/2024		(1.00)	KUBRA	Ebix, Inc.
1/26/2024		(1.00)	KUBRA	Ebix, Inc.
1/26/2024	14255	(500.00)	Edward Bridgeford	Ebix, Inc.
1/26/2024	14269	(271.88)	EZOT, INC	Ebix, Inc.
1/29/2024		(4.50)	Lyft	Ebix, Inc.
1/29/2024		(10.89)	Lyft	Ebix, Inc.
1/29/2024		(10.89)	Lyft	Ebix, Inc.
1/29/2024		(11.78)	Lyft	Ebix, Inc.
1/29/2024		(11.99)	Lyft	Ebix, Inc.
1/29/2024		(12.89)	Lyft	Ebix, Inc.
1/29/2024		(18.23)	Lyft	Ebix, Inc.
1/29/2024		(18.31)	Lyft	Ebix, Inc.
1/29/2024		(18.97)	Amazon	Ebix, Inc.
1/29/2024		(19.15)	Lyft	Ebix, Inc.
1/29/2024		(21.65)	Lyft	Ebix, Inc.
1/29/2024		(53.58)	Amazon	Ebix, Inc.
1/29/2024		(53.58)	Amazon	Ebix, Inc.
1/29/2024		(59.68)	Amazon	Ebix, Inc.
1/29/2024		(59.89)	Amazon	Ebix, Inc.
1/29/2024		(60.45)	Amazon	Ebix, Inc.
1/29/2024		(65.24)	Amazon	Ebix, Inc.
1/29/2024		(66.94)	Amazon	Ebix, Inc.
1/29/2024		(66.94)	Amazon	Ebix, Inc.
1/29/2024		(73.08)	Amazon	Ebix, Inc.
1/29/2024		(165.10)	Sam’s Club	Ebix, Inc.
1/29/2024		(500.00)	Google	Ebix, Inc.
1/29/2024		(2,509.80)	Microsoft	Ebix, Inc.
1/29/2024		(500.00)	Paycom Payroll	Ebix, Inc.
1/29/2024		(1,532.85)	Fedex	Ebix, Inc.
1/29/2024		(3,200.00)	Renee Cocchi	Ebix, Inc.
1/29/2024		(7,053.00)	OHIO DEPARTMENT OF TAXATION	Ebix, Inc.
1/29/2024		(7,942.16)	Atlanta Office Technol	Ebix, Inc.
1/29/2024		(14,527.90)	STATE OF WASHINGTON	Ebix, Inc.
1/29/2024		(49,499.78)	Anthem Blue Cross Blue Shield	Ebix, Inc.
1/29/2024	14256	(25,000.00)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/29/2024	14257	(13,341.70)	Getty Images, Inc.	Ebix, Inc.
1/29/2024	14275	(183.94)	CANON FINANCIAL SERVICES, INC.	Ebix, Inc.
1/29/2024	14281	(40.00)	Federation of Chirop Lic Board	Ebix, Inc.
1/29/2024	14292	(300.00)	W. STEVEN METZER, MD	Ebix, Inc.
1/29/2024	14304	(562.77)	UPS	Ebix, Inc.
1/30/2024		(10.87)	Lyft	Ebix, Inc.
1/30/2024		(10.89)	Lyft	Ebix, Inc.
1/30/2024		(10.95)	Lyft	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/30/2024		(11.99)	Lyft	Ebix, Inc.
1/30/2024		(12.87)	Lyft	Ebix, Inc.
1/30/2024		(16.12)	Lyft	Ebix, Inc.
1/30/2024		(16.94)	Lyft	Ebix, Inc.
1/30/2024		(16.99)	Amazon	Ebix, Inc.
1/30/2024		(16.99)	Amazon	Ebix, Inc.
1/30/2024		(17.59)	Amazon	Ebix, Inc.
1/30/2024		(19.65)	Amazon	Ebix, Inc.
1/30/2024		(19.99)	Amazon	Ebix, Inc.
1/30/2024		(33.60)	Amazon	Ebix, Inc.
1/30/2024		(39.90)	Amazon	Ebix, Inc.
1/30/2024		(49.99)	PayPal	Ebix, Inc.
1/30/2024		(50.59)	Amazon	Ebix, Inc.
1/30/2024		(52.42)	Amazon	Ebix, Inc.
1/30/2024		(57.03)	Amazon	Ebix, Inc.
1/30/2024		(65.24)	Amazon	Ebix, Inc.
1/30/2024		(65.24)	Amazon	Ebix, Inc.
1/30/2024		(77.02)	Amazon	Ebix, Inc.
1/30/2024		(77.02)	Amazon	Ebix, Inc.
1/30/2024		(199.00)	Shogun	Ebix, Inc.
1/30/2024		(500.00)	Google	Ebix, Inc.
1/30/2024		(2,094.50)	Esmart Payroll	Ebix, Inc.
1/30/2024		(1,052.81)	Paycom Payroll	Ebix, Inc.
1/30/2024		(6,250.00)	Priyanka Kaul	Ebix, Inc.
1/30/2024		(968.66)	The Guardian	Ebix, Inc.
1/30/2024		(4,878.09)	Optum Bank	Ebix, Inc.
1/30/2024		(6,191.09)	Optum Bank	Ebix, Inc.
1/30/2024		(10,100.00)	Workiva Inc.	Ebix, Inc.
1/30/2024	14270	(1,700.00)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
1/30/2024	14279	(214.23)	Everbank	Ebix, Inc.
1/30/2024	14286	(282.58)	KENNETH W. HOOVER	Ebix, Inc.
1/30/2024	14291	(500.00)	Thomas Michael Loughnoy	Ebix, Inc.
1/30/2024	14297	(1,320.00)	INGRAM ROBERTS MD	Ebix, Inc.
1/30/2024	14299	(410.00)	Service Express, Inc.	Ebix, Inc.
1/31/2024		(6.00)	Lyft	Ebix, Inc.
1/31/2024		(10.89)	Lyft	Ebix, Inc.
1/31/2024		(11.80)	Lyft	Ebix, Inc.
1/31/2024		(13.89)	Lyft	Ebix, Inc.
1/31/2024		(13.91)	Lyft	Ebix, Inc.
1/31/2024		(14.16)	Lyft	Ebix, Inc.
1/31/2024		(15.00)	Smtp2Go	Ebix, Inc.
1/31/2024		(65.24)	Amazon	Ebix, Inc.
1/31/2024		(72.29)	Amazon	Ebix, Inc.
1/31/2024		(350.90)	Extra Space	Ebix, Inc.
1/31/2024		(500.00)	Google	Ebix, Inc.
1/31/2024		(523.40)	Extra Space	Ebix, Inc.
1/31/2024		(698.22)	AJR, INC.	Ebix, Inc.
1/31/2024		(4,548.56)	Hubspot Inc.	Ebix, Inc.
1/31/2024		250.00	Paycom Payroll	Ebix, Inc.
1/31/2024	14278	(636.03)	CONCORD III	Ebix, Inc.
1/31/2024	14298	(300.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
1/31/2024	14302	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
1/31/2024	14303	(1,297.26)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
1/31/2024		(1,421.22)	PNC Bank	Ebix, Inc.

		$(8,345,655.18)		Ebix, Inc. Subtotal

		$(8,345,655.18)		Grand Total

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 33 of 83

Corporate Business Account Statement

Page 1 of 2
Account Number: xx-xxxx-2144
For the period 01/01/2024 to 01/31/2024

Number of enclosures: 0
EBIX INC. #23-80004	Tax ID Number: 77-0021975
DEBTOR IN POSSESSION	For Client Services:
1 EBIX WAY	Call 1-800-669-1518
JOHNS CREEK GA 30097-5801

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary
	Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
	48,785.77	359,983.04	176,008.96	232,759.85

IMPORTANT INFORMATION FOR DEBIT CARD CUSTOMERS

Please review the limits below for PNC debit cards. Effective January 9, 2024, subject to available funds, your daily ATM withdrawal limits are as follows:

All Business Products (eligible for a debit card):

> ATM Withdrawal: $1,500

Deposits and Other Credits
Description	Items	Amount
Deposits	0	.00
National Lockbox	0	.00
ACH Credits	0	.00
Funds Transfers In	2	359,533.04
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Credits	2	450.00
Total	4	359,983.04

Checks and Other Debits
Description	Items	Amount
Checks	54	174,587.74
Returned Items	0	.00
ACH Debits	0	.00
Funds Transfers Out	0	.00
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Debits	1	1,421.22
Total	55	176,008.96

Ledger Balance
Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
01/01	48,785.77	01/10	22,736.63	01/23	73,225.87
01/02	43,385.77	01/11	22,236.63	01/24	72,425.87
01/03	38,691.63	01/12	22,036.63	01/25	65,300.42
01/04	30,691.63	01/16	13,620.27	01/26	64,528.54
01/05	29,341.63	01/17	155,820.27	01/29	241,633.17
01/08	25,586.63	01/19	154,820.27	01/30	237,206.36
01/09	22,436.63	01/22	94,993.79	01/31	232,759.85

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 34 of 83

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	01/01/2024 to 01/31/2024
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 2 of 2

Deposits and Other Credits
Funds Transfer In		2 transactions for a total of $359,533.04
Date		Transaction	Reference
posted	Amount	description	number
01/17	143,000.00	Domestic Incoming Wire	W241HF384988K7QH9
		241Hf384988K7Qh9
01/29	216,533.04	Domestic Incoming Wire	W241TF0244F0J2D6M
		241Tf0244F0J2D6M

Other Credits		2 transactions for a total of $450.00
Date		Transaction	Reference
posted		description	number
01/09	150.00	Refer To Maker Of Ck Return Ck	015818131
		000000000014045
		Value Date 01-08-24
01/10	300.00	Unable to Process Return Ck	016670951
		000000000001038
		Value Date 01-09-24

Checks and Other Debits
Checks and Substitute Checks					54 transactions for a total of $174,587.74

Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number
01/02	Sum. 4	5,400.00	Summary	01/12	Sum. 1	200.00	Summary	01/24	Sum. 1	800.00	Summary
01/03	Sum. 1	4,694.14	Summary	01/16	Sum. 2	8,416.36	Summary	01/25	Sum. 2	7,125.45	Summary
01/04	Sum. 3	8,000.00	Summary	01/17	Sum. 1	800.00	Summary	01/26	Sum. 2	771.88	Summary
01/05	Sum. 2	1,350.00	Summary	01/19	Sum. 1	1,000.00	Summary	01/29	Sum. 6	39,428.41	Summary
01/08	Sum. 6	3,755.00	Summary	01/22	Sum. 4	59,826.48	Summary	01/30	Sum. 6	4,426.81	Summary
01/09	Sum. 2	3,300.00	Summary	01/23	Sum. 5	21,767.92	Summary	01/31	Sum. 4	3,025.29	Summary
01/11	Sum. 1	500.00	Summary

Other Debits	1 transaction for a total of $1,421.22
Date posted	Amount	Transaction description	Reference number
01/31	1,421.22	Corporate Account Analysis Charge	0000000000000031365

Check and Substitute Check Summary
* Gap in check sequence
Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number
1027	*	1,000.00	01/23	014022746	14174	*	800.00	01/02	087541073	14266		1,255.74	01/22	012337689
1033	*	900.00	01/05	014488879	14176	*	375.00	01/08	015326267	14267		19,249.92	01/23	013501716
1038	*	300.00	01/09	016670951	14197	*	440.00	01/23	013733068	14269	*	271.88	01/26	015730766
1041	*	150.00	01/08	015818133	14201	*	4,519.75	01/16	009136202	14270		1,700.00	01/30	018224418
14045	*	150.00	01/08	015818131	14208	*	440.00	01/08	015633958	14273	*	32,677.87	01/22	012633017
14054	*	3,000.00	01/09	016688379	14209		800.00	01/17	010064953	14275	*	183.94	01/29	016629111
14077	*	1,000.00	01/19	012204466	14214	*	800.00	01/02	087538544	14278	*	636.03	01/31	018551813
14079	*	1,320.00	01/08	015633956	14222	*	880.00	01/23	013733056	14279		214.23	01/30	018226856
14080		3,000.00	01/04	014040538	14226	*	3,896.61	01/16	009136201	14281	*	40.00	01/29	017589660
14094	*	200.00	01/12	018926105	14230	*	4,694.14	01/03	012702125	14286	*	282.58	01/30	017956060
14133	*	500.00	01/11	018117607	14253	*	1,559.00	01/25	015392744	14291	*	500.00	01/30	017951768
14151	*	1,320.00	01/08	015633957	14255	*	500.00	01/26	016125102	14292		300.00	01/29	017479802
14154	*	3,300.00	01/02	011313426	14256		25,000.00	01/29	016811877	14297	*	1,320.00	01/30	017909993
14156	*	200.00	01/04	014310548	14257		13,341.70	01/29	017575656	14298		300.00	01/31	018622348
14158	*	800.00	01/24	014311657	14258		25,820.54	01/22	084778884	14299		410.00	01/30	018420528
14160	*	450.00	01/05	014488878	14262	*	5,566.45	01/25	015148350	14302	*	792.00	01/31	018722824
14170	*	500.00	01/02	011011920	14264	*	198.00	01/23	014091651	14303		1,297.26	01/31	018587655
14171		4,800.00	01/04	013707901	14265		72.33	01/22	012641487	14304		562.77	01/29	016819412

Member FDIC	Equal Housing Lender

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 35 of 83

Commercial Account Statement
US747 | BR558 | 5 ROP 450 P.O. Box 7000 Providence, Rl 02940	Page 1 of 36

Beginning January 01, 2024 through January 31, 2024 Questions? Contact us today:

EBIX INC CONTROL ACCOUNT EBIX INC OPERATING 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

New year, new card.

Citizens and Mastercard® are partnering up! We’ll let you know when to check your mailbox for your new Debit/ATM card. You’ll love the innovative notch design, making it easier to find in your wallet when you need it, and the fact it’s 90% recycled plastic.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC CONTROL ACCOUNT EBIX INC OPERATING Business Checking w/Interest XXXXXX-270-5

Business Checking w/Interest for XXXXXX-270-5

Balance Calculation
Previous Balance		17,266,464.36

Checks	—	.00
Debits	—	11,529,899.73
Deposits & Credit	+	11,035,077.99
Interest Paid	+	6,489.65
Current Balance	=	16,778,132.27

Balance
Average Daily Balance	15,546,187.06

Interest
Current Interest Rate	.00%
Annual Percentage Yield Earned	1.18%
Number of Days Interest Earned	13
Interest Earned	6,489.65
Interest Paid This Year	6,489.65

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $16,157,253

Your next statement period will end on February 29, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 36 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5

Debits **

**May include checks that have been processed electronically by the payee/merchant.

			Previous Balance

			17,266,464.36

			Total Debits

			-11,529,899.73
Date	Amount	Description
ATM/Purchases
01/02	350.90	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
01/02	523.40	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
01/02	19.89	9257 DBT PURCHASE - 291015 AMZN Mktp US*663LTAmzn.com illWA
01/02	22.45	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
01/02	63.58	9257 DBT PURCHASE - 261025 AMZN Mktp US*B95I8Amzn.com illWA
01/02	53.59	9257 DBT PURCHASE - 281022 AMZN Mktp US*S00AEAmzn.com illWA
01/02	119.36	9257 DBT PURCHASE - 291026 AMZN Mktp US*0B1L3Amzn.com illWA
01/02	33.60	9257 DBT PURCHASE - 281035 Amazon.com*TK90W illWA
01/02	540.80	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
01/02	79.67	9257 DBT PURCHASE - 221022 AMZN Mktp US*GD9ZHAmzn.com illWA
01/02	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/02	15.00	9257 POS DEBIT - OHIOJQ SMTP2GO* SMTP2GO EHTTPSWWW.S MTPDE
01/02	28.45	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/02	47.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/02	2,538.17	9257 DBT PURCHASE - 260001 MICROSOFT*Ads-X2 6 NV
01/02	52.82	9257 DBT PURCHASE - 261025 AMZN Mktp US*958FAAmzn.com illWA
01/02	87.19	9257 DBT PURCHASE - 231026 AMZN Mktp US*ML4OJAmzn.com illWA
01/02	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/02	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/02	79.67	9257 DBT PURCHASE - 291038 AMZN Mktp US*PW4DTAmzn.com illWA
01/02	53.59	9257 DBT PURCHASE - 271026 AMZN Mktp US*JX24CAmzn.com illWA
01/02	2,503.83	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/02	23.02	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
01/02	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
01/02	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 2LYFT.COM CA
01/02	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 37 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/02	69.00	9257 DBT PURCHASE - T4T1BB FUELED, INC HTTPSFUELE D.ICO
01/02	399.00	9257 DBT PURCHASE - T4T1BB FUELED, INC HTTPSFUELE D.ICO
01/02	2,504.35	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/02	77.13	9257 DBT PURCHASE - 251031 GOOGLE *CLOUD wB6Pg.co/helpp ay#C
01/02	867.57	9257 DBT PURCHASE - 231031 GOOGLE *CLOUD ZzvRg.co/helpp ay#C
01/02	35.00	9257 POS DEBIT - 3LYQJF SINCH MAILGUN WWW.MAILGU N.CTX
01/02	21.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 2LYFT.COM CA
01/02	19.70	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA
01/02	15.53	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
01/02	273.40	9257 POS DEBIT - 201033 APR*APPRIVER 850-932-53 38 FL
01/02	1.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/02	19.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 5LYFT.COM CA
01/02	2,515.63	9257 DBT PURCHASE - 290004 MICROSOFT*Ads-X2 6 NV
01/02	20.45	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
01/03	11.47	9257 DBT PURCHASE - 701043 RACKSPACE GMBH 210-312-40 00
01/03	380.00	9257 DBT PURCHASE - 735550 CLICKBACK 905-684493 2 ON
01/03	11.01	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
01/03	90.00	9257 POS DEBIT - 069886 RUSTICI SOFTWARE-SACCOUN @RUTN
01/03	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/03	54.10	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
01/03	54.10	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
01/03	40.00	9265 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
01/03	89.85	9257 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
01/03	2,505.50	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/03	85.71	9257 DBT PURCHASE - 241047 AMZN Mktp US*TK1MOAmzn.com illWA
01/03	34.86	9257 DBT PURCHASE - 231047 Amazon.com*TK7HC illWA
01/03	36.43	9257 DBT PURCHASE - 241047 Amazon.com*TK312 illWA
01/03	22.44	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/03	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 38 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/03	11.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
01/03	.33	FOREIGN CURRENCY FEE - 701043 RACKSPACE GMBH 210-312-40 00
01/03	11.40	FOREIGN CURRENCY FEE - 735550 CLICKBACK 905-684493 2 ON
01/04	127.90	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
01/04	54.85	9257 DBT PURCHASE - 231048 AMZN Mktp US*TK3HJAmzn.com illWA
01/04	53.42	9257 DBT PURCHASE - 271054 AMZN Mktp US*TK3Z7Amzn.com illWA
01/04	16.99	9257 DBT PURCHASE - 291049 AMZN Mktp US*TK9WOAmzn.com illWA
01/04	39.01	9257 DBT PURCHASE - 231050 Amazon.com*TK9HU illWA
01/04	19.99	9257 DBT PURCHASE - 281054 AMZN Mktp US*TK3PBAmzn.com illWA
01/04	36.80	9257 DBT PURCHASE - 291054 Amazon.com*TK8P6 illWA
01/04	53.42	9257 DBT PURCHASE - 241056 AMZN Mktp US*B57Q0Amzn.com illWA
01/04	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
01/04	13.60	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
01/04	11.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
01/04	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 7LYFT.COM CA
01/04	56.10	9257 DBT PURCHASE - 251053 AMZN Mktp US*TK5B6Amzn.com illWA
01/04	12.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 7LYFT.COM CA
01/04	2,505.25	9257 DBT PURCHASE - 240001 MICROSOFT*Ads-X2 6 NV
01/04	15.79	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 8LYFT.COM CA
01/04	21.07	9257 DBT PURCHASE - 241053 AMZN Mktp US*TK41UAmzn.com illWA
01/04	47.98	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/04	18.34	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/04	2,504.36	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/05	52.92	9257 DBT PURCHASE - 211060 AMZN Mktp US*TK41SAmzn.com illWA
01/05	21.20	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 7LYFT.COM CA
01/05	2,064.97	9257 POS DEBIT - 291063 VONAGE *PRICE+TAXE866-2 57 NJ
01/05	2,553.93	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/05	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 39 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/05	13.39	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
01/08	105.87	9257 DBT PURCHASE - 627900 SAMSCLUB.COM 888-746-77 26 AR
01/08	654.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-221121 2 CA
01/08	601.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-221121 2 CA
01/08	866.07	9265 DBT PURCHASE - 251072 UNITED 016235800-932-27 32 TX
01/08	1,206.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-221121 2 CA
01/08	13.00	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
01/08	15.82	9257 POS DEBIT - 292837 DNH*GODADDY.COM 480-505885 5 AZ
01/08	2.50	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/08	15.63	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
01/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
01/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 2LYFT.COM CA
01/08	22.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
01/08	24.02	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
01/08	2,521.87	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/08	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/08	2,504.67	9257 DBT PURCHASE - 280004 MICROSOFT*Ads-X2 6 NV
01/08	36.80	9257 DBT PURCHASE - 291088 Amazon.com*RT6GY illWA
01/08	58.30	9257 DBT PURCHASE - 271088 Amazon.com*TK3M3 illWA
01/08	49.50	9257 DBT PURCHASE - 281088 AMZN Mktp US*RT8BEAmzn.com illWA
01/08	375.00	9257 DBT PURCHASE - HWCPWL KLAVIYO INC. SOFTWKLAVIYO.CO M MA
01/08	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
01/08	21.15	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA
01/09	142.23	9257 DBT PURCHASE - 271095 AMZN Mktp US*RT7D6Amzn.com illWA
01/09	70.48	9257 DBT PURCHASE - 271092 AMZN Mktp US*RT58WAmzn.com illWA
01/09	21.19	9257 DBT PURCHASE - 271090 AMZN Mktp US*TK7MFAmzn.com illWA
01/09	16.99	9257 DBT PURCHASE - 281092 AMZN Mktp US*TK9CRAmzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 40 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/09	16.99	9257 DBT PURCHASE - 211092 AMZN Mktp US*RT4CLAmzn.com illWA
01/09	74.99	9257 DBT PURCHASE - 221093 AMZN Mktp US*TK2R4Amzn.com illWA
01/09	10.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
01/09	17.47	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 5LYFT.COM CA
01/09	20.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 7LYFT.COM CA
01/09	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
01/09	24.00	9257 DBT PURCHASE - 4ZKEI5 OMNIONE SALES&ORDHTTPSOM NE.MI
01/09	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/09	22.54	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
01/09	54.38	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
01/09	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
01/09	2,506.01	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/10	52.92	9257 DBT PURCHASE - 231098 AMZN Mktp US*RT52XAmzn.com illWA
01/10	10.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
01/10	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
01/10	22.24	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/10	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/10	14.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
01/10	80.00	9257 POS DEBIT - 271098 MXTOOLBOX 866-698-66 52 TX
01/10	83.98	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/10	15.82	9257 POS DEBIT - 231098 DNH*GODADDY.COM 480-505-88 55 AZ
01/10	388.51	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/10	18.95	9257 POS DEBIT - 026414 CLOUD COVER MUSIC WILLIAM.PR IP@CA
01/10	36.43	9257 DBT PURCHASE - 231003 Amazon.com*RT3OL illWA
01/10	140.27	9257 DBT PURCHASE - 261004 AMZN Mktp US*RT87SAmzn.com illWA
01/10	53.42	9257 DBT PURCHASE - 291003 AMZN Mktp US*RT49TAmzn.com illWA
01/10	56.22	9257 DBT PURCHASE - 221004 Amazon.com*RT3FI illWA
01/10	52.15	9257 DBT PURCHASE - 211004 AMZN Mktp US*RT5ORAmzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 41 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/10	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/10	124.68	9257 POS DEBIT - 400434 KROGER #434 SUWANEE GA
01/11	409.40	9257 DBT PURCHASE - 340041 EXTRA SPACE 0753 678-417750 0 GA
01/11	127.90	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
01/11	16.99	9257 DBT PURCHASE - 251004 AMZN Mktp US*RT0MSAmzn.com illWA
01/11	56.42	9257 DBT PURCHASE - 201006 AMZN Mktp US*RT3LIAmzn.com illWA
01/11	53.36	9257 DBT PURCHASE - 261010 AMZN Mktp US*RT0C0Amzn.com illWA
01/11	80.73	9257 DBT PURCHASE - 271004 AMZN Mktp US*TK0ZEAmzn.com illWA
01/11	56.79	9257 DBT PURCHASE - 251007 AMZN Mktp US*TK991Amzn.com illWA
01/11	52.92	9257 DBT PURCHASE - 201006 AMZN Mktp US*TK57JAmzn.com illWA
01/11	132.33	9257 DBT PURCHASE - 281011 AMZN Mktp US*RT8LBAmzn.com illWA
01/11	34.91	9257 DBT PURCHASE - 251004 Amazon.com*RT32S illWA
01/11	60.00	9257 DBT PURCHASE - 200015 Twilio PWNZT75F68D844-8 7 CA
01/11	19.99	9257 DBT PURCHASE - 261005 AMZN Mktp US*RT9X3Amzn.com illWA
01/11	21.19	9257 DBT PURCHASE - 221007 AMZN Mktp US*TK2FWAmzn.com illWA
01/11	32.93	9257 DBT PURCHASE - 211007 Amazon.com*RT34Z illWA
01/11	52.92	9257 DBT PURCHASE - 251008 AMZN Mktp US*RT5P5Amzn.com illWA
01/11	52.92	9257 DBT PURCHASE - 211004 AMZN Mktp US*RT9LAAmzn.com illWA
01/11	52.92	9257 DBT PURCHASE - 261007 AMZN Mktp US*TK6ZPAmzn.com illWA
01/11	19.99	9257 DBT PURCHASE - 231007 AMZN Mktp US*RT7V3Amzn.com illWA
01/11	56.63	9257 DBT PURCHASE - 211008 AMZN Mktp US*RT0GUAmzn.com illWA
01/11	40.40	9257 DBT PURCHASE - 251008 AMZN Mktp US*RT6PPAmzn.com illWA
01/11	134.67	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
01/11	17.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 8LYFT.COM CA
01/11	10.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
01/11	15.64	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 4LYFT.COM CA
01/12	56.63	9257 DBT PURCHASE - 271012 AMZN Mktp US*RT74EAmzn.com illWA

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 42 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/12	329.23	9257 DBT PURCHASE - 240837 JERSEY MIKES ONLIN732-223-40 44 N
01/12	56.42	9257 DBT PURCHASE - 291012 AMZN Mktp US*RT09TAmzn.com illWA
01/12	19.99	9257 DBT PURCHASE - 261019 AMZN Mktp US*RT89RAmzn.com illWA
01/12	56.79	9257 DBT PURCHASE - 251019 AMZN Mktp US*RT599Amzn.com illWA
01/12	56.79	9257 DBT PURCHASE - 231012 AMZN Mktp US*RT5P9Amzn.com illWA
01/12	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
01/12	55.00	9257 DBT PURCHASE - 221012 AMZN Mktp US*RT1VCAmzn.com illWA
01/12	21.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
01/12	20.48	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 8LYFT.COM CA
01/12	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
01/16	404.01	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
01/16	269.34	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
01/16	269.34	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
01/16	134.67	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
01/16	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
01/16	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
01/16	1,191.42	9265 DBT PURCHASE - 260361 FAIRMONT ORCHID HAWAIMEA HI
01/16	20.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/16	20.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
01/16	12.23	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
01/16	41.41	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
01/16	19.40	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 8LYFT.COM CA
01/16	12.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
01/16	14.59	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
01/16	13.01	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
01/16	10.88	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 43 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/16	14.33	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA
01/16	11.34	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA
01/16	17.25	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 1LYFT.COM CA
01/16	12.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
01/16	17.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
01/16	17.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 7LYFT.COM CA
01/16	46.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
01/16	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
01/16	58.53	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
01/16	16.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA
01/16	14.74	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/17	19.72	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/17	16.61	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/17	20.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/17	11.03	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/17	38.39	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 2LYFT.COM CA
01/18	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
01/18	24.22	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
01/18	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 1LYFT.COM CA
01/18	14.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
01/19	30.00	9257 DBT PURCHASE - 126614 USCIS $30 FAIL PMN800-375-53 83 D
01/19	30.00	9257 DBT PURCHASE - 126614 USCIS $30 FAIL PMN800-375-53 83 D
01/19	30.00	9257 DBT PURCHASE - 126614 USCIS $30 FAIL PMN800-375-53 83 D
01/19	106.70	9257 DBT PURCHASE - 000042 KIMCHI RED ALPHARETTA GA
01/19	119.51	9257 DBT PURCHASE - 201070 AMZN Mktp US*R82E1Amzn.com illWA
01/19	82.38	9257 DBT PURCHASE - 251067 AMZN Mktp US*R81GCAmzn.com illWA

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 44 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/19	55.52	9257 DBT PURCHASE - 231066 AMZN Mktp US*R80Z2Amzn.com illWA
01/19	119.51	9257 DBT PURCHASE - 261069 AMZN Mktp US*R8145Amzn.com illWA
01/19	77.90	9257 DBT PURCHASE - 241072 AMZN Mktp US*R06KZAmzn.com illWA
01/19	126.67	9257 DBT PURCHASE - 281069 AMZN Mktp US*R84FEAmzn.com illWA
01/19	19.98	9257 DBT PURCHASE - 201069 AMZN Mktp US*R86BYAmzn.com illWA
01/19	64.49	9257 DBT PURCHASE - 251069 Amazon.com*R88HE illWA
01/19	84.47	9257 DBT PURCHASE - 291068 AMZN Mktp US*R8975Amzn.com illWA
01/19	32.19	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
01/19	53.59	9257 DBT PURCHASE - 221071 AMZN Mktp US*R81B3Amzn.com illWA
01/19	.99	9257 POS DEBIT - 002 APPLE COM CUPERTINO CA
01/19	23.32	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
01/19	14.41	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 4LYFT.COM CA
01/22	87.19	9257 DBT PURCHASE - 251084 AMZN Mktp US*R818GAmzn.com illWA
01/22	39.90	9257 DBT PURCHASE - 281074 Amazon.com*R04M7 illWA
01/22	19.99	9257 DBT PURCHASE - 201084 AMZN Mktp US*R01KYAmzn.com illWA
01/22	51.19	9257 DBT PURCHASE - 291073 AMZN Mktp US*R89I7Amzn.com illWA
01/22	98.12	9257 DBT PURCHASE - 271095 Amazon.com*R81BK illWA
01/22	80.03	9257 DBT PURCHASE - 201077 AMZN Mktp US*R83KTAmzn.com illWA
01/22	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
01/22	51.92	9257 DBT PURCHASE - 211078 AMZN Mktp US*R88JDAmzn.com illWA
01/22	33.60	9257 DBT PURCHASE - 231075 Amazon.com*R83YK illWA
01/22	84.46	9257 DBT PURCHASE - 231088 AMZN Mktp US*R83NNAmzn.com illWA
01/22	82.08	9257 DBT PURCHASE - 221088 AMZN Mktp US*R858EAmzn.com illWA
01/22	21.18	9257 DBT PURCHASE - 271076 AMZN Mktp US*R80J6Amzn.com illWA
01/22	51.92	9257 DBT PURCHASE - 211088 AMZN Mktp US*R04UBAmzn.com illWA
01/22	34.33	9257 DBT PURCHASE - 221083 Amazon.com*R84TL illWA
01/22	17.59	9257 DBT PURCHASE - 261083 AMZN Mktp US*R82KJAmzn.com illWA
01/22	19.98	9257 DBT PURCHASE - 241082 AMZN Mktp US*R826ZAmzn.com illWA
01/22	55.52	9257 DBT PURCHASE - 241079 AMZN Mktp US*R06ZTAmzn.com illWA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 45 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/22	48.97	9257 DBT PURCHASE - 291077 AMZN Mktp US*R83LSAmzn.com illWA
01/22	1,000.00	9257 DBT PURCHASE - 782868 FIRE SYSTEMS INC 770-333797 9 GA
01/22	110.55	9257 DBT PURCHASE - 201080 AMZN Mktp US*R08OXAmzn.com illWA
01/22	19.99	9257 DBT PURCHASE - 231087 AMZN Mktp US*R83FBAmzn.com illWA
01/22	5.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
01/22	30.73	9257 DBT PURCHASE - 211088 Amazon.com*R8487 illWA
01/22	51.07	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
01/22	55.20	9257 DBT PURCHASE - 281089 Amazon.com*R86TQ illWA
01/22	12.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 7LYFT.COM CA
01/22	14.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 7LYFT.COM CA
01/22	99.78	9257 DBT PURCHASE - 201088 AMZN Mktp US*R08AUAmzn.com illWA
01/22	19.99	9257 DBT PURCHASE - 251089 AMZN Mktp US*R80I1Amzn.com illWA
01/22	75.51	9257 DBT PURCHASE - 201086 AMZN Mktp US*R00PFAmzn.com illWA
01/22	130.40	9257 POS DEBIT - IMWXST ATLASSIAN HTTPSWWW.A TLACA
01/22	155.00	9257 POS DEBIT - 000000 SAMS CLUB RENEWAL DULUTH GA
01/22	129.31	9257 DBT PURCHASE - 211096 AMZN Mktp US*R862MAmzn.com illWA
01/22	105.25	9257 DBT PURCHASE - 251096 AMZN Mktp US*R00OSAmzn.com illWA
01/22	17.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/22	30.59	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
01/22	9.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 2LYFT.COM CA
01/22	19.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
01/22	53.52	9257 POS DEBIT - 292837 DNH*GODADDY.COM 480-505885 5 AZ
01/22	757.01	9257 DBT PURCHASE - LY1PDA ZOOM.US 888-799-96WWW.ZO S CA
01/22	100.00	9257 DBT PURCHASE - 24UK8E INTRINIO HTTPSWWW.I NTRFL
01/22	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/22	468.00	9257 POS DEBIT - 295400 SMK*SURVEYMONKEY 4 CA
01/22	3,043.78	9257 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/22	12.68	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 46 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/22	19.17	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
01/22	43.88	9257 DBT PURCHASE - 281093 AMZN Mktp US*R861VAmzn.com illWA
01/22	16.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
01/22	19.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA
01/22	19.99	9257 DBT PURCHASE - 221095 AMZN Mktp US*R820XAmzn.com illWA
01/22	55.52	9257 DBT PURCHASE -251095 Amazon.com*R01T1 illWA
01/22	15.82	9257 POS DEBIT - 201090 DNH*GODADDY.COM 480-505-88 55 AZ
01/22	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
01/22	49.99	9257 POS DEBIT - 240670 PAYPAL *PEASISOFT 402-935-77 33 CA
01/22	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
01/22	4.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
01/22	16.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
01/23	59.27	9257 DBT PURCHASE -241098 AMZN Mktp US*R81VCAmzn.com illWA
01/23	45.95	9257 DBT PURCHASE - 201099 Amazon.com*R849O illWA
01/23	683.20	9265 DBT PURCHASE - 286340 AMERICAN AIR001210FORT WORTH TX
01/23	1,204.21	9265 DBT PURCHASE - 251096 HOTELSCOM7274295 WA
01/23	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
01/23	18.74	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 5LYFT.COM CA
01/23	12.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
01/23	21.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
01/23	16.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
01/23	13.88	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
01/23	42.99	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/23	98.96	9257 POS DEBIT - 000010 WEB*NETWORKSOLUT 5 FL
01/23	12.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
01/23	13.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
01/23	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 3LYFT.COM CA
01/23	18.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 47 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/24	63.33	9257 DBT PURCHASE - 201003 AMZN Mktp US*R088FAmzn.com illWA
01/24	774.71	9265 DBT PURCHASE - 256340 AMERICAN AIR001211FORT WORTH TX
01/24	202.27	9265 DBT PURCHASE - 281003 HOTELSCOM7274384 WA
01/24	166.88	9265 DBT PURCHASE - 271003 HOTELSCOM7274385 WA
01/24	135.07	9265 DBT PURCHASE - 221003 HOTELSCOM7274385 WA
01/24	2,025.41	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-221121 2 CA
01/24	19.98	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/24	15.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/24	18.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/24	12.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 8LYFT.COM CA
01/24	13.17	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/24	122.23	0298 POS DEBIT - 000001 AMAZON.COM*R06 SEATTLE WA
01/24	69.15	0298 POS DEBIT - 000001 AMAZON.COM*R00 SEATTLE WA
01/24	78.41	0298 POS DEBIT - 000001 AMAZON.COM*R88 SEATTLE WA
01/24	78.75	0298 POS DEBIT - 000001 AMAZON.COM*R07 SEATTLE WA
01/24	148.96	0298 POS DEBIT - 000001 AMAZON.COM*R82 SEATTLE WA
01/24	17.99	0298 POS DEBIT - 000001 AMAZON.COM*R89 SEATTLE WA
01/24	78.85	0298 POS DEBIT - 000001 AMAZON.COM*R03 SEATTLE WA
01/24	19.99	0298 POS DEBIT - 000001 AMAZON.COM*R07 SEATTLE WA
01/25	255.80	0298 DBT PURCHASE - 847305 CINTAS CORP MASON OH
01/25	18.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
01/25	1,005.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-221121 2 CA
01/25	248.50	0298 DBT PURCHASE - T4T1BB FUELED, INC DENVER CO
01/25	2,820.28	0298 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
01/25	650.21	9265 DBT PURCHASE - 216340 AMERICAN AIR001211FORT WORTH TX
01/25	1,627.82	9265 DBT PURCHASE - 355018 SHERATON 619-291290 0 CA
01/25	5,548.88	9265 DBT PURCHASE - 230361 FAIRMONT ORCHID HAWAIMEA HI
01/25	3,857.30	9265 DBT PURCHASE - 210361 FAIRMONT ORCHID HAWAIMEA HI
01/25	2,000.00	0298 DBT PURCHASE - WPGTID GOOGLE*ADS6035 CC GOOGLE. COMCA
01/25	1,000.00	0298 DBT PURCHASE - 000890 GOOGLE *ADS603 cc@google. comCA
01/25	249.09	0298 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
01/25	12.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 48 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/25	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
01/25	12.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
01/25	30.73	0298 POS DEBIT - 000001 AMAZON.COM*R09 SEATTLE WA
01/26	537.54	0298 DBT PURCHASE - 000000 PERIMETER OFFI LAWRENCEVI LLEGA
01/26	1,000.00	0298 DBT PURCHASE - 004217 DIGICERT LEHI UT
01/26	312.33	0298 DBT PURCHASE - 001 MALWAREBYTES 408-852-43 38 CA
01/26	905.78	0298 DBT PURCHASE - 782868 FIRE SYSTEMS I 770-333797 9 GA
01/26	79.88	0298 DBT PURCHASE - 000000 LE MEKONG VIET JOHNS CREE K GA
01/26	3,500.00	0298 DBT PURCHASE - WPGTID GOOGLE*ADS3490 CC GOOGLE. COMCA
01/26	1,000.00	0298 DBT PURCHASE - 000890 GOOGLE *ADS349 cc@google. comCA
01/26	500.00	0298 DBT PURCHASE - WPGTID GOOGLE*ADS5736 CC GOOGLE. COMCA
01/26	500.00	0298 DBT PURCHASE - 000890 GOOGLE *ADS573 cc@google. comCA
01/26	10.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
01/26	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
01/26	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 7LYFT.COM CA
01/26	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
01/26	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
01/26	87.19	0298 POS DEBIT - 000001 AMAZON.COM*R01 SEATTLE WA
01/26	53.59	0298 POS DEBIT - 000001 AMAZON.COM*R07 SEATTLE WA
01/26	65.22	0298 POS DEBIT - 000001 AMAZON.COM*R06 SEATTLE WA
01/26	108.99	0298 POS DEBIT - 000001 AMAZON.COM*R00 SEATTLE WA
01/26	65.21	0298 POS DEBIT - 000001 AMAZON.COM*R03 SEATTLE WA
01/26	58.16	0298 POS DEBIT - 000001 AMAZON.COM*R01 SEATTLE WA
01/26	92.43	0298 POS DEBIT - 000001 AMAZON.COM*R03 SEATTLE WA
01/26	33.60	0298 POS DEBIT - 000001 AMAZON.COM*R05 SEATTLE WA
01/26	59.89	0298 POS DEBIT - 000001 AMAZON.COM*R08 SEATTLE WA
01/26	53.59	0298 POS DEBIT - 000001 AMAZON.COM*R07 SEATTLE WA
01/26	65.22	0298 POS DEBIT - 000001 AMAZON.COM*R08 SEATTLE WA
01/26	21.18	0298 POS DEBIT - 000001 AMAZON.COM*R08 SEATTLE WA
01/29	18.31	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
01/29	165.10	0298 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
01/29	500.00	0298 DBT PURCHASE - WPGTID GOOGLE*ADS6035 CC GOOGLE. COMCA
01/29	59.68	0298 POS DEBIT - 000001 AMAZON.COM*R03 SEATTLE WA

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 49 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/29	53.58	0298 POS DEBIT - 000001 AMAZON.COM*R04 SEATTLE WA
01/29	53.58	0298 POS DEBIT - 000001 AMAZON.COM*R07 SEATTLE WA
01/29	2,509.80	0298 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
01/29	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
01/29	18.23	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
01/29	21.65	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
01/29	19.15	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
01/29	11.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
01/29	4.50	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
01/29	12.89	9265 POS DEBIT - OZHX6T LYFT *RIDE SUN 7LYFT.COM CA
01/29	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
01/29	66.94	0298 POS DEBIT - 000001 AMAZON.COM*R03 SEATTLE WA
01/29	73.08	0298 POS DEBIT - 000001 AMAZON.COM*R27 SEATTLE WA
01/29	18.97	0298 POS DEBIT - 000001 AMAZON.COM*R02 SEATTLE WA
01/29	66.94	0298 POS DEBIT - 000001 AMAZON.COM*R08 SEATTLE WA
01/29	60.45	0298 POS DEBIT - 000001 AMAZON.COM*R05 SEATTLE WA
01/29	65.24	0298 POS DEBIT - 000001 AMAZON.COM*R09 SEATTLE WA
01/29	59.89	0298 POS DEBIT - 000001 AMAZON.COM*R00 SEATTLE WA
01/29	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
01/30	199.00	0298 DBT PURCHASE - JGPB8W SHOGUN WALNUT CA
01/30	2,094.50	0298 DBT PURCHASE - 4534 ESMARTPAYROLL SAN JOSE CA
01/30	49.99	0298 DBT PURCHASE - 000000 PAYPAL *PEASIS 4029357733 CA
01/30	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain ViewCA
01/30	16.12	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
01/30	16.94	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
01/30	65.24	0298 POS DEBIT - 000001 AMAZON.COM*R06 SEATTLE WA
01/30	12.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
01/30	39.90	0298 POS DEBIT - 000001 AMAZON.COM*R06 SEATTLE WA
01/30	10.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
01/30	77.02	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
01/30	16.99	0298 POS DEBIT - 000001 AMAZON.COM*R25 SEATTLE WA
01/30	65.24	0298 POS DEBIT - 000001 AMAZON.COM*R23 SEATTLE WA
01/30	50.59	0298 POS DEBIT - 000001 AMAZON.COM*R27 SEATTLE WA
01/30	52.42	0298 POS DEBIT - 000000 AMAZON.COM*R27 SEATTLE WA
01/30	17.59	0298 POS DEBIT - 000001 AMAZON.COM*R23 SEATTLE WA

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 50 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
01/30	19.99	0298 POS DEBIT - 000001 AMAZON.COM*R21 SEATTLE WA
01/30	57.03	0298 POS DEBIT - 000001 AMAZON.COM*R05 SEATTLE WA
01/30	16.99	0298 POS DEBIT - 000001 AMAZON.COM*R04 SEATTLE WA
01/30	77.02	0298 POS DEBIT - 000001 AMAZON.COM*R22 SEATTLE WA
01/30	33.60	0298 POS DEBIT - 000001 AMAZON.COM*R21 SEATTLE WA
01/30	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 2LYFT.COM CA
01/30	19.65	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
01/30	10.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 3LYFT.COM CA
01/30	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 1LYFT.COM CA
01/31	350.90	0298 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
01/31	523.40	0298 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
01/31	15.00	0298 DBT PURCHASE - OHIOJQ SMTP2GO* SMTP2 CLAYMONT DE
01/31	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain ViewCA
01/31	11.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/31	14.16	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
01/31	13.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
01/31	4,548.56	0298 DBT PURCHASE - 999999 Hubspot Inc. Winchester MA
01/31	65.24	0298 POS DEBIT - 000001 AMAZON.COM*R28 SEATTLE WA
01/31	72.29	0298 POS DEBIT - 000001 AMAZON.COM*R06 SEATTLE WA
01/31	6.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
01/31	698.22	0298 POS DEBIT - 003 IN AJR PA MARIETTA GA
01/31	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
01/31	13.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
Other Debits
01/02	1,245,000.00	OUTGOING WIRE TRANSFER (MTS NO.240102006235)
01/02	31,382.00	BANKCARD MERCH FEES 231229 948907957005015
01/02	11,043.90	EBIX INC 2705 ACH TRANS 240102 -SETT-DIGI BANK
01/02	3,123.63	EBIX INC CORP PYMNT 240102 233625846
01/02	1,567.50	Optum DIRECT DEB 231229 Optum
01/02	500.00	GOOGLE ADWORDS:60 240102 US003YAD97
01/02	500.00	GOOGLE ADWORDS:34 240102 US003YBMGJ
01/02	21.05	AUTHNET GATEWAY BILLING 240102 133086954
01/02	15.41	BANKCARD MERCH CHBK 231229 948907957005015
01/02	675.21	DEPOSITED CHECK RETURNED
01/03	23,821.87	COMM OF MASS EFT MA DOR PAY 240102 804243136
01/03	4,278.00	STATE OF CT DRS BUS DIRPAY 240103 4955203

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 51 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/03	1,339.75	UTAH801/297-7703 TAX PAYMNT 240103 1842931840
01/03	1,079.78	THE GUARDIAN JAN GP INS 010324 40736700SSG0000
01/03	776.87	NEVADA TAX 8669623707 010324 2RWERZ805VM9CAX
01/03	500.00	GOOGLE ADWORDS:60 240103 US003YFU12
01/04	83,564.78	EBIX EMPMED+DNTL CORP COLL 240104
01/04	67,099.61	EBIX EMPMED+DNTL CORP COLL 240104
01/04	10,005.00	EBIX INC 2705 ACH TRANS 240104 -SETT-DIGI BANK
01/04	8,800.00	EBIX INC 2705 ACH TRANS 240104 -SETT-DIGI BANK
01/04	1,315,577.86	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
01/05	10,966.27	OUTGOING WIRE TRANSFER (MTS NO.240105008216)
01/05	903.23	OUTGOING WIRE TRANSFER (MTS NO.240105008228)
01/05	1,354.84	OUTGOING WIRE TRANSFER (MTS NO.240105008227)
01/05	8,878.73	OUTGOING WIRE TRANSFER (MTS NO.240105008229)
01/05	37,450.00	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	23,606.68	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	21,208.55	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	16,054.11	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	11,000.00	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	6,925.94	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	3,721.32	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	2,897.40	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	2,483.87	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	1,425.00	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	704.00	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	480.00	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	85.39	EBIX INC 2705 ACH TRANS 240105 -SETT-DIGI BANK
01/05	32.52	BRAINTREE FUNDING 240105 KJSVWY
01/08	362,521.01	FIRST INSURANCE INSURANCE 240108 900-99953564
01/08	97,565.49	EBIX INC 2705 ACH TRANS 240108 -SETT-DIGI BANK
01/08	15,100.00	Sawnee Electric WEB PMTS 010824 7F4ZRM
01/08	13,500.00	EBIX INC 2705 ACH TRANS 240108 -SETT-DIGI BANK
01/08	4,034.08	OPTUM BANK DIR DEP 240108 720000208
01/08	2,400.00	EBIX INC 2705 ACH TRANS 240108 -SETT-DIGI BANK
01/08	858.59	GOOGLE ADWORDS:57 240108 US003YGPCU
01/08	500.00	GOOGLE ADWORDS:60 240108 US003YDNSG
01/08	496.84	WASTE MANAGEMENT INTERNET 240105 043000099666076
01/08	334.53	GOOGLE ADWORDS:60 240108 US003YLGXW
01/08	319.89	GOOGLE ADWORDS:34 240108 US003YGG3U
01/08	165.47	GOOGLE ADWORDS:60 240108 US003YGPCR
01/09	76,529.84	EBIX Self-Funded INSUR PREM 240104 926739
01/09	1,811.92	EBIX INC CORP PYMNT 240109 240055267
01/10	109,700.62	EBIX, INC. JHTC 240110 9073828
01/10	986.92	OPTUM BANK DIR DEP 240110 720000208
01/10	170.38	OPTUM BANK DIR DEP 240110 720000208

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Main Document  Page 52 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/11	49,554.33	OUTGOING WIRE TRANSFER (MTS NO.240111003283)
01/11	1,750,000.00	OUTGOING WIRE TRANSFER (MTS NO.240111003287)
01/12	87,239.34	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	47,169.46	EBIX EMPMED+DNTL CORP COLL 240111
01/12	21,853.29	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	16,146.90	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	7,592.99	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	2,704.85	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	1,442.31	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	1,320.00	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	300.00	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	100.00	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/12	2.70	EBIX INC 2705 ACH TRANS 240112 -SETT-DIGI BANK
01/16	1,400.00	LIST POST TOTAL (2)
01/16	83,787.55	EBIX Self-Funded INSUR PREM 240110 926934
01/16	4,007.69	OPTUM BANK DIR DEP 240115 720000208
01/16	593.44	EBIX INC CORP PYMNT 240116 240115226
01/16	200.00	OPTUM BANK DIR DEP 240115 720000208
01/16	3,297.50	SERVICE CHARGE
01/17	700.00	LIST POST TOTAL (1)
01/17	2,657.84	OUTGOING WIRE TRANSFER (MTS NO.240117000943)
01/17	143,000.00	OUTGOING WIRE TRANSFER (MTS NO.240117004691)
01/17	49,810.30	EBIX EMPMED+DNTL CORP COLL 240117
01/17	127.16	ME BUREAU OF TAX INTRNET DR 240117 558972
01/18	450.00	OUTGOING WIRE TRANSFER (MTS NO.240118005073)
01/18	14,161.56	OUTGOING WIRE TRANSFER (MTS NO.240118005070)
01/18	107,584.91	OUTGOING WIRE TRANSFER (MTS NO.240118005072)
01/18	193,418.73	OUTGOING WIRE TRANSFER (MTS NO.240118005071)
01/18	235,209.23	OUTGOING WIRE TRANSFER (MTS NO.240118005891)
01/18	2,000.00	OUTGOING WIRE TRANSFER (MTS NO.240118006734)
01/18	3,000.00	OUTGOING WIRE TRANSFER (MTS NO.240118006736)
01/18	45,026.40	OUTGOING WIRE TRANSFER (MTS NO.240118005986)
01/18	50,466.35	EBIX EMPMED+DNTL CORP COLL 240118
01/18	45,993.75	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	28,333.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	21,855.28	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	20,276.88	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK

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Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 53 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/18	10,990.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	8,200.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	5,000.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	5,000.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	4,298.44	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	3,447.58	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	2,532.15	EBIX EMPMED+DNTL CORP COLL 240118
01/18	1,500.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	1,125.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	1,000.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	900.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	880.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	876.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	792.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	745.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	709.10	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	680.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	632.50	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	500.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	499.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	400.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	250.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	250.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	250.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	200.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	200.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	180.65	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	156.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	150.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	125.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	125.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	125.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	125.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	100.00	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	15.82	EBIX INC 2705 ACH TRANS 240118 -SETT-DIGI BANK
01/18	1,258,982.62	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
01/19	658.60	OUTGOING WIRE TRANSFER (MTS NO.240119005116)
01/19	60,000.00	EBIX INC 2705 ACH TRANS 240119 -SETT-DIGI BANK
01/19	28,594.22	EBIX EMPMED+DNTL CORP COLL 240119
01/19	27,522.00	NYS DTF SALES Tax Paymnt 240119 000000107633682
01/19	23,063.20	STATE COMPTRLR TEXNET 240119 08024532/40118
01/19	9,863.92	COMP OF MARYLAND DIR DB RAD 011924 004824017023838
01/19	4,484.45	EBIX INC 2705 ACH TRANS 240119 -SETT-DIGI BANK
01/19	3,559.23	FLA DEPT REVENUE C01 240119 77642982
01/19	336.54	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
01/22	212,546.40	OUTGOING WIRE TRANSFER (MTS NO.240122005345)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 54 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/22	116,713.20	EBIX EMPMED+DNTL CORP COLL 240122
01/22	6,429.96	NJ S&U WEB PMT NJWEB55 240122 091000016722963
01/22	2,659.20	DOR ITS PAYMENTS INDORITS 240119 7273357
01/22	339.88	AL-DEPT OF REV DIRECT DBT 991231 964428096
01/22	70.82	AL ONESPOT TAX Alabama.go 240122 202463557242
01/22	10.00	SERVICE CHARGE WIRE TRANSFER FEES
01/23	2,420.00	LIST POST TOTAL (3)
01/23	27,900.03	EBIX EMPMED+DNTL CORP COLL 240123
01/23	16,880.50	SUN LIFE CANADA PAYMENTREQ 240122 1174559
01/23	15,000.00	COMMWLTHOFPAPATH PASTSALETX 231231 PATH7653438
01/23	14,410.42	SUN LIFE CANADA PAYMENTREQ 240122 1174560
01/23	8,517.75	AZ DEPT OF REV CCDDIR.DBT 240123 100447218
01/23	6,177.87	EBIX INC 2705 ACH TRANS 240123 -SETT-DIGI BANK
01/23	4,557.89	SC DEPT REVENUE DEBIT 202401 14176938
01/23	2,966.00	IL DEPT OF REVEN EDI PYMNTS 240123 00001605882928
01/23	2,496.25	MI Business Tax Payment 240122 SMIBUS010609837
01/23	2,268.15	VA DEPT TAXATION TAX PAYMEN 240122 *****1975
01/23	2,233.00	MN DEPT OF REVEN MN Rev pay 240123 000000106646602
01/23	1,972.12	WI DEPT REVENUE TAXPAYMNT 240122 1555858368
01/23	1,802.88	EBIX INC CORP PYMNT 240123 240195292
01/23	1,799.53	IA DEPT OF REV IA REV PAY 240123 2038226
01/23	1,570.00	DENVERGOV.ORG SALES TAX 240124 397954048
01/23	954.32	SUN LIFE HEALTH PAYMENTREQ 240122 1174577
01/23	595.13	NC DEPT REVENUE TAX PYMT 240122 043000092380478
01/23	393.00	STATE OF LOUISIA EPOSPYMNTS 240123 6242770001
01/24	47,572.15	OUTGOING WIRE TRANSFER (MTS NO.240124005620)
01/24	110,948.32	EBIX, INC. JHTC 240124 9098101
01/24	20,465.45	COMMWLTHOFPAPATH PASTSALETX 231231 PATH7746692
01/24	12,000.00	EBIX INC 2705 ACH TRANS 240124 -SETT-DIGI BANK
01/24	10,341.00	TN STATE REVENUE TN TAP 240123 1007934592
01/24	1,542.80	EBIX INC 2705 ACH TRANS 240124 -SETT-DIGI BANK
01/24	1,359.36	WVTREASURY WVTAXPAYPB 240124 STO1659129856
01/25	30,000.00	OUTGOING WIRE TRANSFER (MTS NO.240125004519)
01/25	40,000.00	OUTGOING WIRE TRANSFER (MTS NO.240125004521)
01/25	1,154,000.00	OUTGOING WIRE TRANSFER (MTS NO.240125004522)
01/25	84,700.00	OUTGOING WIRE TRANSFER (MTS NO.240125011085)
01/25	55.08	OUTGOING WIRE TRANSFER (MTS NO.240125011092)
01/25	200.00	OUTGOING WIRE TRANSFER (MTS NO.240125011088)
01/25	500.00	OUTGOING WIRE TRANSFER (MTS NO.240125011090)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 55 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/25	1,312.27	OUTGOING WIRE TRANSFER (MTS NO.240125011087)
01/25	108,557.92	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	81,392.98	EBIX Self-Funded INSUR PREM 240122 928498
01/25	33,491.19	QUARTERLY FEE PAYMENT 240124 0000
01/25	18,039.99	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	17,838.38	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	15,150.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	11,131.17	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	11,049.11	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	6,100.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	6,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	5,662.51	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	4,098.54	8013OHIO-TAXOSUT OH SALESTX 012524 000001010709993
01/25	3,459.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,929.50	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,884.62	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,850.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,191.69	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,030.43	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	2,008.11	EBIX EMPMED+DNTL CORP COLL 240125
01/25	1,862.70	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,764.29	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,606.87	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,350.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	1,000.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	960.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	900.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	750.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	661.50	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	625.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	621.87	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	527.05	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	513.75	BANKCARD MERCH CHBK 240124 948907957005015
01/25	500.00	QUARTERLY FEE PAYMENT 240124 0000
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	500.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	460.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	400.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK

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Main Document  Page 56 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/25	375.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	320.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	300.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	250.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	250.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	250.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	200.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	200.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	200.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	191.25	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	138.25	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	125.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	125.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	125.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	125.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	101.25	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/25	100.00	EBIX INC 2705 ACH TRANS 240125-SETT-DIGI BANK
01/26	460.00	LIST POST TOTAL (1)
01/26	12,500.00	OUTGOING WIRE TRANSFER (MTS NO.240126005609)
01/26	12,500.00	OUTGOING WIRE TRANSFER (MTS NO.240126005671)
01/26	12,500.00	OUTGOING WIRE TRANSFER (MTS NO.240126005611)
01/26	17,500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	15,000.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	13,059.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	4,698.51	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	1,500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	1,395.76	KSDEPTOFREVENUE TAXDRAFTS 240126 004770021975F01
01/26	1,341.75	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	1,000.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	765.90	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	626.00	SEATTLE LICENSE TAXPYMT 240125 3507511
01/26	558.56	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	500.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	252.42	SEATTLEB&OTAX TAXPYMT 240125 3507536
01/26	233.79	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	190.80	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	157.13	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	55.08	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	10.00	EBIX INC 2705 ACH TRANS 240126-SETT-DIGI BANK
01/26	4.00	FILELOCAL PROCESSFEE 240125 3507700
01/26	4.00	FILELOCAL PROCESSFEE 240125 3507700
01/26	1.00	SEATTLE KUBRAFEE TAXPYMTFEE 240125 3479766
01/26	1.00	SEATTLE KUBRAFEE TAXPYMTFEE 240125 3479766

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Main Document  Page 57 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
01/29	216,533.04	OUTGOING WIRE TRANSFER (MTS NO.240129005100)
01/29	415,000.00	OUTGOING WIRE TRANSFER (MTS NO.240129007684)
01/29	49,499.78	ANTHEM BLUE I01O CORP PYMT 240129 FL00323968
01/29	14,527.90	WA DEPT REVENUE TAX PYMT 240125 12541199
01/29	7,942.16	EBIX INC 2705 ACH TRANS 240129 -SETT-DIGI BANK
01/29	7,053.00	8012OHIO-TAXOCAT OH CAT RTN 012924 000001010750834
01/29	3,200.00	EBIX INC 2705 ACH TRANS 240129 -SETT-DIGI BANK
01/29	1,532.85	FEDERAL EXPRESS DEBIT 240126 EPA74398598
01/29	500.00	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
01/30	920.00	LIST POST TOTAL (2)
01/30	6,250.00	OUTGOING WIRE TRANSFER (MTS NO.240130001186)
01/30	10,100.00	EBIX INC 2705 ACH TRANS 240130 -SETT-DIGI BANK
01/30	6,191.09	EBIX INC CORP PYMNT 240130 240265578
01/30	5,142.64	BANKCARD MERCH CHBK 240129 948907957005015
01/30	4,878.09	OPTUM BANK DIR DEP 240130 720000208
01/30	968.66	THE GUARDIAN FEB GP INS 013024 40736700SSG0000
01/30	1,052.81	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
01/31	82,137.26	BANKCARD MERCH DEP 240130 948907957005015

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+ 11,035,077.99
01/02	287,760.00	JPMORGAN CHASE B PAYMENT 240102
01/02	92,250.36	FORETHOUGHT LIFE ACH 231229 AP0000078609
01/02	76,638.00	WESTERN SOUTHERN EDI PYMNTS 240102 02000009959
01/02	40,679.62	*LINCOLN NATL INVOICE PY 240102 PMT-203578
01/02	38,795.82	SANTA CLARA COUN VENDOR PMT 240102 0005004222
01/02	35,823.13	BANKCARD MERCH DEP 231229 948907957005015
01/02	24,341.10	LOCKBOX DEPOSIT
01/02	20,393.75	CETERA FINANCIAL ACHLB12292 240102 906852
01/02	18,240.00	AUTO-OWNERS INSU DAILY 231230
01/02	10,558.81	BANKCARD MERCH DEP 231229 948907957005015
01/02	9,343.68	USAA PAYMENTS 231229 AP0003705515
01/02	7,675.42	WESTERN SOUTHERN EDI PYMNTS 240102 02000009961
01/02	7,424.00	WESTERN SOUTHERN EDI PYMNTS 240102 02000009960
01/02	6,000.00	CETERA FINANCIAL ACHLB12292 240102 906939
01/02	3,469.55	GUIDANT GLOBAL I PAYABLES 240102 EBIX_CONS_LFG
01/02	2,172.00	Avesis, LLC EDI PYMNTS 240102 10007656
01/02	2,095.00	CETERA FINANCIAL ACHLB12292 240102 906938
01/02	1,538.60	PRICESMART, INC. PAYMENTS 010224 14750-36097
01/02	1,518.00	*LINCOLN NATL INVOICE PY 240102 PMT-203941
01/02	1,113.00	*LINCOLN NATL INVOICE PY 240102 PMT-203580
01/02	869.60	AMERICAN EXPRESS SETTLEMENT 231230 5430020156
01/02	674.10	GATEWAY STRATEGY PAYMENTS 231229 EBIX

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Main Document  Page 58 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/02	507.00	MAIN OPER ACCT NARS 240102 0358
01/02	492.61	AMERICAN EXPRESS SETTLEMENT 231231 5430020156
01/02	477.00	*LINCOLN NATL INVOICE PY 240102 PMT-203581
01/02	364.00	NATL INTEGRITY EDI PYMNTS 240102 00100000085
01/02	153.00	ARROWHEADGENERAL PAYMENT 231229
01/02	79.75	ONEGAS PAYMENTS 240102 1270017
01/02	55.61	BRAINTREE FUNDING 240102 F87RNJ
01/03	232,161.82	AMERIPRISE FINAN AFWFACH 240102 240102000000701
01/03	177,425.13	LOCKBOX DEPOSIT
01/03	149,754.59	MASSACHUSETTS MU EXPENSES M 240102 EBIINC
01/03	104,000.00	GOODYEAR TIRE PAYMENTS 240103 2124040951
01/03	86,168.75	MASSACHUSETTS MU EXPENSES M 240102 EBIINC
01/03	46,093.41	FSHP HCS, LLC 1000142210 240102 730018000034802
01/03	22,129.90	BANKCARD MERCH DEP 240102 948907957005015
01/03	9,225.17	ARTHUR J GALLAGH DOMTZZ2006 240102 002EFTI027096
01/03	8,982.00	MSA Worldwide, L PAYMENTS 240102 S20240006038682
01/03	3,072.99	BUNZL DISTRIBUTI CORP PMT 240103 01275265
01/03	3,069.30	RBC CAPITAL MARK PAYMENTS 240103
01/03	2,193.75	JOHNS HOPKINS AP TRADE PAY 240103
01/03	2,116.50	Harrison Global PMT 240103 0056EBI01
01/03	2,023.36	LIMITED BRANDS LBI REMIT 240103 1028897248
01/03	1,296.97	Aon Corporation BK-7150996 240102 BK-7150996
01/03	900.00	AMERIPRISE FINAN AFWFACH 240102 240102000000701
01/03	820.00	STANFORD UNIVERS SU DIRECT 240103 3192631
01/03	715.00	LOCKBOX DEPOSIT
01/03	297.00	MSA Safety Sales PAYMENTS 240102 S15240006039002
01/03	196.31	BRAINTREE FUNDING 240103 986ZRD
01/03	192.71	DUNNEDWARDS CORP AP PAYMENT 240103
01/03	115.82	MASSACHUSETTS MU EXPENSES M 240102 EBIINC
01/03	93.11	VS SERVICE 1040 PAYMENTS 240103
01/03	56.74	MOHAWK INDUSTRIE EDI PYMNTS 240103 0000600626
01/03	20.55	BRAINTREE FUNDING 240103 CB7TMD
01/04	267,874.41	LOCKBOX DEPOSIT
01/04	43,439.48	AMERIPRISE FINAN AFWFACH 240103 240103000000701
01/04	22,777.22	DEPOSIT
01/04	13,692.75	JOHNS HOPKINS AP TRADE PAY 240104
01/04	12,634.33	PREFERRED CARE S PAYMENT 240104 SUPPLIER_CONNEC
01/04	12,294.50	DIVERSIFIED BNFT PAYMENTS 240104
01/04	6,497.89	GNA AP DISBURSE INV PAY 240104 000000600094332
01/04	6,167.00	WESTERN SOUTHERN EDI PYMNTS 240104 02000009999
01/04	4,365.27	AMERICAN INTER02 EDI PYMT 010324 2000000251
01/04	2,676.68	NFP CORPORATE SE AP PAYMENT 240103 4620-1235
01/04	2,536.10	BANKCARD MERCH DEP 240103 948907957005015
01/04	1,737.44	AMERICAN EXPRESS SETTLEMENT 240104 5430020156
01/04	1,639.10	3 MARK FINANCIAL ACH Pmt 240104 11118958937
01/04	679.48	BANKCARD MERCH DEP 240103 948907957005015
01/04	350.00	Navia Benefit So ACH BATCH 240104 V4880
01/04	165.83	FLYNN & COMPANY AP PAYMENT 240103 2605-1000
01/04	145.00	Acrisure, LLC PAYMENTS 240104 000000000285787
01/04	40.43	P96822 HIGH GROU PAYMENTS 240104

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
01/04	18.80	BRAINTREE FUNDING 240104 K2VZZ8
01/04	18.28	SIMPLOT AB RETAI AP ACH PMT 240103 01379906
01/04	12.46	BRAINTREE FUNDING 240104 CMD4RY
01/04	7.50	MICLAIMOPERATING CASH DISB 240104 EBIX
01/05	144,371.64	LOCKBOX DEPOSIT
01/05	22,515.00	EQUITABLE FINANC DIRECT PAY 240105 RG00030931
01/05	21,822.05	AMERICAN EXPRESS SETTLEMENT 240105 1046396313
01/05	13,412.18	PENNMUTUAL 8885 WD ACH IP 240104 10010685
01/05	12,105.10	Bkly Tech Svcs L ACH 240104 AP0002279813
01/05	4,549.65	ALG ADMIN SVCS ALG ACH 1 240105 133225
01/05	3,964.68	Relation Insuran Payment 240104
01/05	3,962.74	Relation Insuran Payment 240104
01/05	3,145.75	VOLENTE INSURANC QUICKBOOKS 240105 631648270
01/05	2,927.47	ADVISORNET FINAN PAYABLES 010424 EBIXXX9999
01/05	2,500.00	GROUP INS OPS PAYMENTS 240105 VEN00260
01/05	1,621.42	COMP CONSULTING AP PAYMENT 240104 4130-1427
01/05	1,416.66	VALMARK FINANCIA PAYABLES 010424 EBIX
01/05	1,071.00	Acrisure, LLC PAYMENTS 240105 000000000285956
01/05	731.83	ASIANA MANAGEMEN Payment 240105 EBIXI001
01/05	105.22	BRAINTREE FUNDING 240105 9K6MYP
01/05	60.23	PROMEDICA HEALTH AP PAYMENT 240104 1000-0000012282
01/05	34.50	PROMEDICA HEALTH AP PAYMENT 240104 1000-0000012282
01/05	28.63	BRAINTREE FUNDING 240105 3VD7Q8
01/05	4.50	Arrowood Arrowpoint 240105 V-01103
01/08	156,668.83	BANKCARD MERCH DEP 240105 948907957005015
01/08	89,401.36	LOCKBOX DEPOSIT
01/08	66,913.40	AMERICAN INTER02 EDI PYMT 010624 2000001289
01/08	58,194.00	PENNMUTUAL 8885 WD ACH IP 240105 10010857
01/08	50,922.09	TD BANK AMCB AP PAYMENT 240105 1000101691
01/08	27,010.31	ANICO AP SAP 240108 110160004569072
01/08	16,884.00	NL ACCTS PAYABLE AP PAYMENT 240105 282046
01/08	16,465.34	AMERICAN EXPRESS SETTLEMENT 240106 1046396313
01/08	14,400.00	OXFORD LIFE SAP ACH 240108
01/08	8,758.00	CETERA FINANCIAL ACHLB01052 240108 909889
01/08	6,250.00	HOLADOCTOR INC PAYROLL 240108
01/08	5,000.00	EMPLOYEE BENEFIT ACH 010824 3057
01/08	4,299.51	BANKCARD MERCH DEP 240105 948907957005015
01/08	1,912.41	KNUTSON CONSTRUC CASH CONC 010824 EBIX
01/08	1,024.90	BROOKFIELD HOSPI CASH CONC 240105 01060255
01/08	994.75	*LINCOLN NATL INVOICE PY 240108 PMT-204897
01/08	539.71	AMERICAN EXPRESS SETTLEMENT 240107 1046396313
01/08	400.00	M & O MARKETING PAYABLES 010824 EBIX
01/08	237.00	*LINCOLN NATL INVOICE PY 240108 PMT-204896
01/08	200.00	TAYLOR CORPORATI ACCTSPAY 240108
01/08	189.00	NFP CA INSURANCE AP PAYMENT 240105 4600-1107
01/08	45.50	BROWN & BROWN PAYMENTS 240105 EFT-01458083
01/08	35.00	BRAINTREE FUNDING 240108 JQ6SJP
01/08	12.46	BRAINTREE FUNDING 240108 JSJ44P

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/08	999.61	CREDIT MEMO
		DIN 0748015542
		1,403.36 CAD @ 0.7123
		999.61 USD
01/08	3,000.00	INCOMING WIRE TRANSFER (MTS NO.240108011541)
01/09	189,400.06	BANKCARD MERCH DEP 240108 948907957005015
01/09	121,476.34	*LINCOLN NATL INVOICE PY 240109 PMT-203948
01/09	68,780.00	STANFORD UNIVERS SU DIRECT 240109 3200212
01/09	64,152.99	IRVINE MANAGEMEN EDI PYMNTS 240109 2001014905
01/09	41,254.42	LOCKBOX DEPOSIT
01/09	12,679.01	BROWN & BROWN PAYMENTS 240108 EFT-01458294
01/09	6,123.60	PEARL CARROLL & PY01/08/24 240108 00EB77002
01/09	4,116.40	GUIDANT GLOBAL I PAYABLES 240109 EBIX_CONS_LFG
01/09	4,093.71	MAYA ASSUR OPERA SYSTEMS 240109 EBIX
01/09	3,957.00	MARYKNOLL F N B AP 240109 20091
01/09	3,792.78	BANKCARD MERCH DEP 240108 948907957005015
01/09	3,400.00	B BRAUN MEDICAL 121000248 240109
01/09	1,972.38	AMERICAN EXPRESS SETTLEMENT 240109 5430020156
01/09	1,589.94	BANKCARD MERCH DEP 240108 948907957005015
01/09	1,438.78	JH LIFFE INS PAYMENT 010924 P9669615
01/09	382.00	MIDLAND NATIONAL ACCTPAYABL 240105 100019000619562
01/09	310.20	AMERICAN EXPRESS SETTLEMENT 240109 1046396313
01/09	300.00	AMERIPRISE FINAN AFWFACH 240108 240108000000701
01/09	250.00	UNITED AGENCIESB PC CLEAR 240109 EBIXINC-02
01/09	225.00	Western Growers ECHECKPAY 240108 1000047931
01/09	220.00	Star Financial B BankTEL 010924 1975
01/09	113.31	PENNMUTUAL 8885 WD ACH IP 240108 10010955
01/09	88.77	BROWN & BROWN PAYMENTS 240108 EFT-01458290
01/09	82.38	BRAINTREE FUNDING 240109 9TXMDP
01/09	64.47	Interfor Corpora EDI PYMNTS 240109 10569
01/09	57.21	BRAINTREE FUNDING 240109 4G9KKT
01/09	6.49	BROWN & BROWN PAYMENTS 240108 EFT-01458291
01/09	6.00	ANICO AP SAP 240109 110160004569902
01/09	4.29	BROWN & BROWN PAYMENTS 240108 EFT-01458288
01/09	10,428.37	INCOMING WIRE TRANSFER (MTS NO.240109007303)
01/09	3,340.00	INCOMING WIRE TRANSFER (MTS NO.240109008205)
01/10	117,345.00	FMR LLC US-JPM-CCD 011024 2527610
01/10	51,437.20	LOCKBOX DEPOSIT
01/10	8,814.11	BANKCARD MERCH DEP 240109 948907957005015
01/10	3,712.35	AMERICAN INTER02 EDI PYMT 010924 2000001407
01/10	2,062.71	NFP AP PAYMENT 240109 1010-3938
01/10	2,000.00	BROWN & BROWN PAYMENTS 240109 EFT-01458437
01/10	1,236.14	FIVE POINT COMMU PAYMENTS 240109 23899214
01/10	1,003.91	Relation Insuran Payment 240109
01/10	1,000.00	Relation Insuran Payment 240109
01/10	740.00	BRAKEBUSH BROTHE PAYABLES 240110
01/10	731.50	GROUP 1001 INNOV 0000008997 240110 160CCD001995

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Main Document  Page 61 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/10	548.00	Acrisure, LLC PAYMENTS 240110 000000000287649
01/10	290.00	BANKCARD MERCH DEP 240109 948907957005015
01/10	205.15	BRAINTREE FUNDING 240110 KG425T
01/10	156.36	JOHN TEMPLETON F TEMP24ACH0 240110 EBIX
01/10	123.00	GRAY AND CO AP GRAY CO 240110 EBIX
01/10	106.35	FCB PAYMENTS 240110 29411
01/10	28.50	KY AGC SIF PAYABLES 240110 113824916280236
01/10	10.78	NCSDIA PAYMENT 240110 V-00041
01/10	3.92	GOLDEN STATE RSK PAYMENT 240110 V-00041
01/10	12,428.37	INCOMING WIRE TRANSFER (MTS NO.240110007605)
01/11	120,902.00	KNIGHTS OF COLUM APD0120240 240111 10012000000126
01/11	75,000.00	Ibexis Life Ins Payments 240111 V00315
01/11	66,169.52	ACS BENEFIT SERV INV PMT 240111
01/11	61,469.46	LOCKBOX DEPOSIT
01/11	50,304.00	FMR LLC US-JPM-CCD 011124 2530251
01/11	5,312.50	PENNMUTUAL 8885 WD ACH IP 240110 10011104
01/11	4,097.37	PREFERRED CARE S PAYMENT 240111 SUPPLIER_CONNEC
01/11	3,516.00	WESTERN SOUTHERN EDI PYMNTS 240111 02000010097
01/11	2,808.19	Integrity Market Bill.com 240111 016XAFGZA37LITN
01/11	2,279.00	Gas South EDI PYMNTS 240111 8275/135546
01/11	1,066.44	ELECTROLUX-2122 ACH PAYMNT 011124 1001601228
01/11	944.93	BANKCARD MERCH DEP 240110 948907957005015
01/11	653.25	MASSACHUSETTS MU EXPENSES M 240110 EBIINC
01/11	575.30	ALG ADMIN SVCS ALG ACH 1 240111 134577
01/11	544.38	MASSACHUSETTS MU EXPENSES M 240110 EBIINC
01/11	516.28	TALCOTT-RES LIFE 2401000002 240111 562356356084250
01/11	434.64	AMERICAN EXPRESS SETTLEMENT 240111 5430020156
01/11	372.44	AMERICAN EXPRESS SETTLEMENT 240111 4103304663
01/11	260.93	AMERICAN EXPRESS SETTLEMENT 240111 1046396313
01/11	186.12	The Hilb Group Bill.com 240111 016UYKCYD37M4Z0
01/11	89.00	BANKCARD MERCH DEP 240110 948907957005015
01/11	30.82	BANKCARD MERCH DEP 240110 948907957005015
01/12	219,018.86	LOCKBOX DEPOSIT
01/12	198,552.83	PRUDENTIAL FINAN VEND PYMT 240112 104813
01/12	93,021.88	MASSACHUSETTS MU EXPENSES M 240111 EBIINC
01/12	74,012.93	ZELIS HEALTHCARE 10211 240112 1017687910211
01/12	65,699.75	ATHENE ANNUITY A PAYMENT 240111 286033
01/12	63,786.82	TruStage CMFGL PYMT 240111 0000096494
01/12	47,556.11	HomeStreet Bank DIRECT PAY 240111 C000001491
01/12	46,131.38	ZELIS HEALTHCARE 10211 240112 1017669710211
01/12	27,000.00	Reliance Standar EDI PYMTS 240112 647130098
01/12	16,640.00	EDWARD JONES EDI PYMNTS 240112 01604948
01/12	16,047.71	BANKCARD MERCH DEP 240111 948907957005015
01/12	10,471.60	EDGEWOOD PARTNER VDR INVCES 240112 92441
01/12	9,328.00	PENNMUTUAL 8885 WD ACH IP 240111 10011229
01/12	8,950.00	M Financial Payment 011224 00000170/21
01/12	7,144.10	EDGEWOOD PARTNER VDR INVCES 240112 92263
01/12	3,304.60	3 MARK FINANCIAL ACH Pmt 240112 11119711712
01/12	2,889.01	FGBS FGBS JPM C 240112 7388

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Main Document  Page 62 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/12	2,194.00	BANKCARD MERCH DEP 240111 948907957005015
01/12	1,540.00	UNDERWRITERS SAF CORP PAY 240112
01/12	1,246.17	AMERICAN EXPRESS SETTLEMENT 240112 1046396313
01/12	1,206.80	AGENCY SERVICES CORP PAY 240112 EBIX
01/12	674.27	GEORGETOWN FINAN EBIX1223 240112
01/12	628.30	ALERA GROUP INC DIRECT-PAY 240111 62649839
01/12	600.00	INSURANCE TECH CASH DISB 240112
01/12	472.00	RETIREMEN -2327 CORP PAY 240112 EBIX30374
01/12	463.50	PS DEBIT PAYABLES 240112 EBIX
01/12	214.73	LOZIER CORPORATI JLH AP ACH 240111 394806
01/12	136.08	PAI-Operating Ac ACH Pmt 240111 00CTPAEBI
01/12	58.37	Acrisure, LLC PAYMENTS 240112 000000000289012
01/12	56.80	BRAINTREE FUNDING 240112 768TPP
01/12	1,782.00	INCOMING WIRE TRANSFER (MTS NO.240112004068)
01/16	109,092.81	Guardian Life In PAYMENTS 240113 1046177
01/16	39,896.77	BANKCARD MERCH DEP 240115 948907957005015
01/16	18,832.50	FMR LLC US-JPM-CCD 011624 2532450
01/16	16,348.52	INTERNATIONAL PA TRADE PAY 240116
01/16	10,301.70	BANKCARD MERCH DEP 240115 948907957005015
01/16	5,760.00	AMERIPRISE FINAN AFWFACH 240112 240112000001294
01/16	5,432.25	AMERICAN EXPRESS SETTLEMENT 240113 1046396313
01/16	5,265.04	SAGICOR LIFE INS SAGICORPMT 011624 VEBI001
01/16	5,242.00	CETERA FINANCIAL ACHLB01122 240116 915035
01/16	5,003.56	LOCKBOX DEPOSIT
01/16	2,464.09	AMERICAN EXPRESS SETTLEMENT 240113 5430020156
01/16	2,446.25	BANKCARD MERCH DEP 240112 948907957005015
01/16	1,388.78	FRATES BENEFITS EBIX 240116 13286673
01/16	1,125.28	FRST BK MRCH SVC DEPOSIT 240112 374212269889
01/16	1,086.13	BANKCARD MERCH DEP 240112 948907957005015
01/16	1,080.00	Bkly Rsk Adm Co ACH 240112 AP0002290892
01/16	750.00	GOODYEAR TIRE PAYMENTS 240116 2124184272
01/16	668.50	UBS BU BATCH 240115
01/16	500.00	COLUMBIA INSURAN CMI 240116 EBIX INC.
01/16	375.80	FRST BK MRCH SVC DEPOSIT 240113 374212269889
01/16	202.05	BWD GROUP AP PAYMENT 240112 2103-1013
01/16	86.00	Acrisure, LLC PAYMENTS 240116 000000000289644
01/16	79.95	FRST BK MRCH SVC DEPOSIT 240114 374212269889
01/16	57.94	BRAINTREE FUNDING 240116 JXMZ44
01/16	37.80	BRAINTREE FUNDING 240116 6PG4XJ
01/16	9.92	1401 17TH ST DEN CHECKING 240112 770021975
01/17	167,917.85	LOCKBOX DEPOSIT
01/17	104,816.25	LOCKBOX DEPOSIT
01/17	22,463.84	GUIDANT GLOBAL I PAYABLES 240117 EBIX_CONS_LFG
01/17	11,977.58	National Western INV PYMT 240117 EBIX 31-0013253
01/17	10,813.90	AIRPRODUCTS 9621 EDI PAYMNT 011724 US102000109809
01/17	10,116.06	Electric Insuran ACH DEBIT 240116 111278816197380
01/17	8,984.95	MSA Worldwide, L PAYMENTS 240116 S20240006038909
01/17	8,610.50	Electric Insuran ACH DEBIT 240116 111278816197381
01/17	8,201.14	MASSMUTUAL ASCND EFT PYMT 240116 EBIX INC

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Main Document  Page 63 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/17	3,217.90	AMERICAN EXPRESS SETTLEMENT 240117 1046396313
01/17	991.38	BALDWIN RISK PAR DIRECT-PAY 240116 62947205
01/17	888.03	Marsh and McLenn PAYMENTS 240117 2488722
01/17	434.64	AMERICAN EXPRESS SETTLEMENT 240117 5430020156
01/17	375.80	FRST BK MRCH SVC DEPOSIT 240116 374212269889
01/17	209.79	LEVEL FOUR INSUR PAYROLL 240116
01/17	198.00	ARROWHEADGENERAL PAYMENT 240115
01/17	68.41	BRAINTREE FUNDING 240117 JVNXVT
01/17	28.73	BRAINTREE FUNDING 240117 BZJN58
01/17	12.20	BRAINTREE FUNDING 240117 HJMW5T
01/18	256,072.46	LOCKBOX DEPOSIT
01/18	179,952.42	Symetra Fina 02 PAYABLES 240118 EBIINC01
01/18	168,099.00	TruStage CMFGL PYMT 240117 0000096616
01/18	55,702.24	USAA PAYMENTS 240117 AP0003761294
01/18	29,400.00	RBC CAPITAL MARK PAYMENTS 240118
01/18	29,334.00	MIDLAND NATIONAL ACCTPAYABL 240116 100019000622482
01/18	29,334.00	MIDLAND NATIONAL ACCTPAYABL 240116 100019000622492
01/18	15,261.68	PREFERRED CARE S PAYMENT 240118 SUPPLIER_CONNEC
01/18	13,727.22	PREFERRED CARE S PAYMENT 240118 SUPPLIER_CONNEC
01/18	10,444.75	PREFERRED CARE S PAYMENT 240118 SUPPLIER_CONNEC
01/18	10,131.00	MIDLAND NATIONAL ACCTPAYABL 240116 100019000622502
01/18	9,344.59	BANKCARD MERCH DEP 240117 948907957005015
01/18	5,312.50	PENNMUTUAL 8885 WD ACH IP 240117 10011542
01/18	4,426.00	Symetra Fina 02 PAYABLES 240118 EBIINC01
01/18	3,266.25	STRATEGIC HEALTH ACH Pmt 240118 11120208822
01/18	2,844.03	ZENITH INSURANCE ZIC AP 511 240118 758168
01/18	2,713.64	DMI MARKETING IN AchBatch 240118 21247865
01/18	1,362.90	CompSourceMutual Invoice 240118
01/18	769.76	MWH CONSTRUCTORS AP PAYMENT 240118 EBI0001
01/18	559.00	MAI CAPITAL MANA VDR INVCES 240117 92816
01/18	400.00	CAPITAS FINANCIA 20240117 240118 Ebix
01/18	125.00	Acrisure, LLC PAYMENTS 240117 000000000290020
01/18	113.31	PENNMUTUAL 8885 WD ACH IP 240117 10011540
01/18	90.61	BRAINTREE FUNDING 240118 35VJP4
01/18	79.95	FRST BK MRCH SVC DEPOSIT 240117 374212269889
01/18	9.92	JACK LONDON checking 240118 770021975
01/18	531.00	INCOMING WIRE TRANSFER (MTS NO.240118004406)
01/19	138,817.74	LOCKBOX DEPOSIT
01/19	55,131.02	BANKCARD MERCH DEP 240118 948907957005015
01/19	51,084.55	FGBS FGBS JPM C 240119 7388
01/19	35,517.00	UNIVERSAL INSURA ACH 240119 04323
01/19	23,284.97	ZENITH AMERICAN DIRECT-PAY 240118 63198513
01/19	21,420.00	KPLLC7115 CORP PAY 240119
01/19	16,884.00	Ameritas Life In XO01ACH 240119 XO010000009517
01/19	14,709.68	MASSMUTUAL ASCND EFT PYMT 240118 EBIX INC
01/19	14,700.00	M Financial Payment 011924 00000171/30
01/19	11,625.00	ZURICH AMERICAN PAYMENTS 240118 Z010500034599

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Main Document  Page 64 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/19	10,519.00	Robert W. Baird PAYMENT 240119 0000024103
01/19	7,102.87	BALDWIN RISK PAR DIRECT-PAY 240118 63161123
01/19	5,805.33	Integrity Market Bill.com 240119 016QFTIJS37VGV6
01/19	5,330.00	National Western INV PYMT 240119 EBIX 51-0030739
01/19	2,500.00	ALERA GROUP INC DIRECT-PAY 240118 63166400
01/19	588.00	MIDWESTER - 3662 PAYMENT 011824 EBIXI001
01/19	515.00	MSIS, Inc. ePay 240119
01/19	234.00	Robert W. Baird PAYMENT 240119 0000024103
01/19	57.00	BRAINTREE FUNDING 240119 BXB2D4
01/19	50.00	Acrisure, LLC PAYMENTS 240119 000000000291123
01/19	21.71	BRAINTREE FUNDING 240119 4N353J
01/19	9.92	Studio checking 240119 770021975
01/22	50,823.44	AMERICAN EXPRESS SETTLEMENT 240120 1046396313
01/22	49,677.70	ALLEGIANCE BENEF PAYABLES 011924 ACCLAMATION SYS
01/22	15,000.00	GNA AP DISBURSE INV PAY 240120 000000600094714
01/22	14,878.46	LOCKBOX DEPOSIT
01/22	14,055.43	Reliance Standar EDI PYMTS 240122 647130205
01/22	10,360.94	UPRR TRADE PAY 240122
01/22	3,479.20	AMERICAN EXPRESS SETTLEMENT 240120 5430020156
01/22	3,066.81	TRUIST CRP TRUIST CRP 240119 0000403065
01/22	2,724.00	LTCI PARTNERS, LAP PAYMENT 240119 4020-1123
01/22	1,500.00	LTCI PARTNERS, LAP PAYMENT 240119 4020-1123
01/22	792.11	Ryan Specialty G PAYMENT 012224 1007264
01/22	414.08	BANKCARD MERCH DEP 240119 948907957005015
01/22	340.00	Killington PMD T&E PMTS 240122 2689
01/22	202.05	BWD GROUP AP PAYMENT 240119 2103-1013
01/22	130.66	EAC Brokerage In Insurance 240122 5596918782
01/22	100.00	NFP CA INSURANCE AP PAYMENT 240119 4600-1107
01/22	66.00	RBC CAPITAL MARK PAYMENTS 240122
01/22	57.46	BRAINTREE FUNDING 240122 2HV48P
01/22	24.99	GOLDEN STATE RSK PAYMENT 240122 V-00041
01/22	14.26	BRAINTREE FUNDING 240122 552DTP
01/22	8.88	9265 DBT RETURN - 731087 EXTENDEDSTAY #9812ALPHARETTA GA
01/23	150,911.84	LOCKBOX DEPOSIT
01/23	116,095.58	AMERICAN EXPRESS SETTLEMENT 240123 1046396313
01/23	90,976.73	LOCKBOX DEPOSIT
01/23	49,081.95	BANKCARD MERCH DEP 240122 948907957005015
01/23	17,716.54	REDIRECT HEALTH VENDOR 240123
01/23	15,888.28	BANKCARD MERCH DEP 240122 948907957005015
01/23	15,251.99	BALDWIN RISK PAR DIRECT-PAY 240122 63313447
01/23	5,447.39	ADVANTEST PAYMENTS 240123 664038
01/23	2,920.74	Newman Financial ExpJan24 240123 CTZIUS33
01/23	2,000.00	*LINCOLN NATL INVOICE PY 240123 PMT-207171
01/23	1,541.63	PRICESMART, INC. PAYMENTS 012324 16148-36097
01/23	1,398.80	COMP CONSULTING AP PAYMENT 240122 4130-1427
01/23	1,350.00	LOMAX SOLUTIONS ACH Pmt 240123 11120559659
01/23	570.50	SAGICOR LIFE INS SAGICORPMT 012324 VEBI001
01/23	420.33	BANKCARD MERCH DEP 240122 948907957005015
01/23	195.00	Acrisure, LLC PAYMENTS 240123 000000000292160
01/23	189.00	NFP CA INSURANCE AP PAYMENT 240122 4600-1107

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Main Document  Page 65 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/23	150.95	REDIRECT HEALTH VENDOR 240123
01/23	117.50	PComp PY240123 240123
01/23	28.73	BRAINTREE FUNDING 240123 8K65BD
01/23	19.00	BRAINTREE FUNDING 240123 9989DP
01/23	15.07	BRAINTREE FUNDING 240123 7N9KBD
01/23	6,009.14	INCOMING WIRE TRANSFER (MTS NO.240123000454)
01/24	135,146.84	BANKCARD MERCH DEP 240123 948907957005015
01/24	134,305.70	CIM STA 240124 770021975
01/24	133,640.71	LOCKBOX DEPOSIT
01/24	38,263.23	FSHP HCS, LLC 1000146820 240123 730018000037972
01/24	36,945.00	KBA OPERAT 2585 PAYABLES 012224 2080
01/24	35,517.00	UNIVERSAL INSURA ACH 240124 04323
01/24	32,779.58	CIM STA 240124 770021975
01/24	18,460.98	BANKCARD MERCH DEP 240123 948907957005015
01/24	18,377.08	BANKCARD MERCH DEP 240123 948907957005015
01/24	17,194.41	REDIRECT HEALTH VENDOR 240124
01/24	14,400.00	OXFORD LIFE SAP ACH 240124
01/24	11,839.70	BANKCARD MERCH DEP 240123 948907957005015
01/24	11,761.15	GUIDANT GLOBAL I PAYABLES 240124 EBIX_CONS_LFG
01/24	5,893.30	BROOKFIELD HOSPI CASH CONC 240123 01061448
01/24	4,762.37	AMERICAN EXPRESS SETTLEMENT 240124 4103304663
01/24	4,200.00	DIVERSIFIED BNFT PAYMENTS 240124
01/24	2,229.59	VDDC Checking C10123 240124 ET000172
01/24	1,096.75	LOCKBOX DEPOSIT
01/24	842.07	AMERICAN EXPRESS SETTLEMENT 240124 1046396313
01/24	418.62	BRAINTREE FUNDING 240124 52CQQT
01/24	261.00	DISD EFT PYMT 240124 5199724
01/24	113.62	US Administrator VENDORPMT 240124 EBIXIN001
01/24	50.00	The Hilb Group Bill.com 240124 016GDOWBQ381F7F
01/24	48.00	ESKENAZI HEALTH ESKENAZI 240123
01/24	42.76	UNIVERSAL LIFE I ULICO 240124 L0583
01/24	41.19	BRAINTREE FUNDING 240124 GM8SFT
01/24	23.67	BRAINTREE FUNDING 240124 76S5QT
01/24	3.00	Arrowood Arrowpoint 240124 V-01103
01/24	50,475.00	INCOMING WIRE TRANSFER (MTS NO.240124008028)
01/25	201,730.83	BANKCARD MERCH DEP 240124 948907957005015
01/25	59,914.04	EQUITABLE FINANC DIRECT PAY 240125 RG00030931
01/25	42,517.37	LOCKBOX DEPOSIT
01/25	40,679.62	*LINCOLN NATL INVOICE PY 240125 PMT-205957
01/25	25,898.00	SUN LIFE SLOC VENDOR PMT 240125 424083
01/25	24,550.00	FMR LLC US-JPM-CCD 012524 2538104
01/25	14,541.80	IDA - GEN PAYMENTS 240125
01/25	13,665.24	SECURITY MUTUAL 10975 240124 008601705642624
01/25	10,807.44	Bkly Tech Svcs L ACH 240124 AP0002298689
01/25	8,075.00	230 - Circle K S VENDPMT 240125 2135044
01/25	7,140.00	HD MOTOR COMPANY PAYMENT 240125
01/25	6,177.87	RETURN SETTLE RETURN 240125 -SETT-AUTO 2
01/25	5,940.00	*LINCOLN NATL INVOICE PY 240125 PMT-206065

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 66 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
01/25	3,533.25	EDGEWOOD PARTNER VDR INVCES 240125 93145
01/25	3,265.80	BSA VENDORPMT 240125 EBIXIN001
01/25	1,722.50	*LINCOLN NATL INVOICE PY 240125 PMT-205958
01/25	1,425.70	*LINCOLN NATL INVOICE PY 240125 PMT-205959
01/25	1,384.44	UTICA MUTUAL INS EFT MANUAL 240124 627873
01/25	477.00	*LINCOLN NATL INVOICE PY 240125 PMT-205956
01/25	398.92	BANKCARD MERCH DEP 240124 948907957005015
01/25	276.00	Society Insuranc Misc 240125 EBIX
01/25	139.87	GARDEN GROVE PC CLEAR 240125 V01372
01/25	28.73	BRAINTREE FUNDING 240125 B7QYRD
01/25	28.71	BRAINTREE FUNDING 240125 7QVB58
01/25	25.50	MICLAIMOPERATING CASH DISB 240125 EBIX
01/25	23.72	BRAINTREE FUNDING 240125 JGT2JP
01/26	62,384.73	M Financial Payment 012624 00000177/25
01/26	52,327.98	LOCKBOX DEPOSIT
01/26	27,501.76	DocuSign, Inc. PAYMENTS 240126 19100
01/26	16,903.00	Ameritas Life In XO01ACH 240126 XO010000009715
01/26	9,705.93	INSURMARK - 1252 CORP PAY 240126 EBIX30374
01/26	9,232.09	DEPOSIT
01/26	4,000.00	MARYKNOLL F N B AP 240126 20091
01/26	3,955.00	*LINCOLN NATL INVOICE PY 240126 PMT-206264
01/26	3,837.50	*LINCOLN NATL INVOICE PY 240126 PMT-206262
01/26	3,724.40	Prosperity Servi EDI PYMNTS 240126 611490
01/26	3,046.00	INSURANCE - 5886 CORP PAY 240126 EBIX30374
01/26	2,742.31	Integrity Market Bill.com 240126 016VTWXJE3843F9
01/26	2,650.00	SYMPHONIC FINANC ACCT PAY 240125 665291081
01/26	2,034.37	DUCK CREEK TECHN 34571 240125 222731
01/26	1,798.18	TRULUMA, I- 5609 CORP PAY 240126 EBIX30374
01/26	1,450.44	JURS MONTG- 4883 CORP PAY 240126 EBIX30374
01/26	1,442.00	SIMPLICIT - 3293 CORP PAY 240126 EBIX30374
01/26	1,214.00	32250 IMAGING H FIDESIC 012624 272706317
01/26	1,136.00	AGIA805 566 9191 AGIA INC 240125 EFT000000010091
01/26	1,105.09	Hotaling Group I EBIX, INC. 012624
01/26	1,097.10	CHESAPEAKE- 8040 CORP PAY 240126 EBIX30374
01/26	770.63	BANKCARD MERCH DEP 240125 948907957005015
01/26	600.00	INSURANCE TECH CASH DISB 240126
01/26	446.00	SIMPLICIT - 6902 CORP PAY 240126 EBIX30374
01/26	423.00	Relation Insuran Payment 240125
01/26	350.00	LIFEPRO FI- 8222 CORP PAY 240126 EBIX30374
01/26	316.00	TOTAL FINA- 2600 CORP PAY 240126 EBIX30374
01/26	133.75	DAVIS FIN - 6010 CORP PAY 240126 EBIX30374
01/26	126.25	Relation Insuran Payment 240125
01/26	106.30	WILSON ELECTRIC WILSON ELE 240126 4580
01/26	90.41	BRAINTREE FUNDING 240126 GGZN98
01/26	73.50	AMERICAN FI-5415 CORP PAY 240126 EBIX30374
01/26	69.14	Almo Corporation Payment 240126 7250
01/26	64.00	RETIREMEN - 2327 CORP PAY 240126 EBIX30374
01/26	58.63	GUARANTY CALIF ACH VENDOR 240126
01/26	58.00	DISD EFT PYMT 240126 5199829
01/26	28.72	BRAINTREE FUNDING 240126 CNMFGY

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 67 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
01/26	12.06	BRAINTREE FUNDING 240126 HFDJ8P
01/26	9.68	CONFIE ADMINISTR EDI PYMNTS 240126 0981069-IN
01/26	3.28	Nashville Wire Payables 240126 SUP0000360
01/26	3.00	CONVERGENT INSUR CORP PAY 240126
01/29	123,245.98	PACIFIC LIFE INS ACH 240126 AP0013302364
01/29	118,013.98	ZELIS HEALTHCARE 10371 240129 1018067710371
01/29	87,850.80	LOCKBOX DEPOSIT
01/29	50,435.60	BANKCARD MERCH DEP 240126 948907957005015
01/29	29,334.00	MIDLAND NATIONAL ACCTPAYABL 240125 100019000619382
01/29	17,254.00	REGIONS BANK AP VEND PYMT 240125 E4400
01/29	14,577.32	AMERICAN EXPRESS SETTLEMENT 240127 4103304663
01/29	10,041.60	SUMMIT CONSULTIN 172011 240129 732605
01/29	9,382.50	MIDLAND NATIONAL ACCTPAYABL 240125 100019000620432
01/29	9,028.09	MIDLAND NATIONAL ACCTPAYABL 240125 100019000620312
01/29	5,116.13	GUIDANT GLOBAL I PAYABLES 240129 EBIX_CONS_LFG
01/29	5,100.00	LPL FINANCIAL 012524_LPL 240127 155106
01/29	4,764.29	RETURN SETTLE RETURN 240129 -SETT-AUTO 2
01/29	2,723.20	DMI MARKETING IN AchBatch 240129 21311202
01/29	2,698.73	ZELIS HEALTHCARE 10371 240129 1018060610371
01/29	2,318.55	SYLVAMO NORTH AM TRADE PAY 240129
01/29	2,000.00	BROWN & BROWN PAYMENTS 240126 EFT-01531029
01/29	1,925.00	BROWN & BROWN PAYMENTS 240126 EFT-01530991
01/29	1,500.00	PINNACLE OPERATI ECHECKPAY 240126 1000003929
01/29	1,437.00	UNDERWRITERS SAF CORP PAY 240129
01/29	1,162.50	JOHNS HOPKINS AP TRADE PAY 240129
01/29	1,133.28	KNUTSON HOLDINGS CASH CONC 012924 EBIX
01/29	963.06	MERRICK PAYMENT 240129 1003828
01/29	810.00	MIDLAND NATIONAL ACCTPAYABL 240125 100019000624792
01/29	742.50	MIDLAND NATIONAL ACCTPAYABL 240125 100019000623932
01/29	544.38	OSCARMANAGEMENTC EDI PYMNTS 240129 A00989070241595
01/29	429.73	AMERICAN EXPRESS SETTLEMENT 240127 1046396313
01/29	404.00	MIDLAND NATIONAL ACCTPAYABL 240125 100019000620302
01/29	362.19	BRAINTREE FUNDING 240129 944YBY
01/29	296.98	Pager Inc MIS 240129
01/29	250.00	MIDLAND NATIONAL ACCTPAYABL 240125 100019000622552
01/29	156.36	JOHNTEMP7947 TEMP24ACH0 240129 EBIX
01/29	95.00	GODDARD SYSTEMS GSL PAY 240129 EBIX INC
01/29	64.14	MIDLAND NATIONAL ACCTPAYABL 240125 100019000622562
01/29	46.25	BROWN & BROWN PAYMENTS 240126 EFT-01531003
01/29	28.73	BRAINTREE FUNDING 240129 98SHJ4
01/29	460.00	ARP ADJUSTMENT
		CK1022 10 REFER TO MAKER
		81051761
01/29	612.57	INCOMING WIRE TRANSFER (MTS NO.240129003057)
01/30	273,528.04	BANKCARD MERCH DEP 240129 948907957005015
01/30	146,725.23	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	69,610.00	EDWARD JONES EDI PYMNTS 240130 01607019
01/30	64,071.37	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	63,436.22	LOCKBOX DEPOSIT

Please See Additional Information on Next Page

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Main Document  Page 68 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
01/30	53,247.46	AMERIPRISE FINAN AFWFACH 240129 240129000000701
01/30	53,125.00	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	45,611.34	MUTUAL OF OMAHA TRANSFERS 240130 AP0013831936
01/30	44,859.50	AMERICAN EXPRESS SETTLEMENT 240130 4103304663
01/30	44,219.98	FORETHOUGHT LIFE ACH 240129 AP0000079345
01/30	33,087.08	GA FINANCIAL COM ACH 240129 AP0000079353
01/30	28,510.56	BRIGHTHOUSE PAYMENTS 240129 102CCD041410
01/30	25,000.00	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	21,062.51	GROUP 1001 INNOV 0000009050 240130 160CCD002102
01/30	14,711.38	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	11,424.00	MASSACHUSETTS MU EXPENSES M 240129 EBIINC
01/30	9,573.70	AIRPRODUCTS 9621 EDI PAYMNT 013024 US102000099086
01/30	7,426.75	Ibexis Life Ins Payments 240130 V00315
01/30	6,846.37	INTUIT 90322994 BILL_PAY 012524 CLAREMONT INSUR
01/30	6,564.19	FORETHOUGHT LIFE ACH 240129 AP0000079346
01/30	4,202.53	TRANSAMERICA LIF PAYABLES 240130 0770021975
01/30	3,877.98	WASTE MANAGEMENT DOMTBOA029 240130 9000410200
01/30	3,172.50	GROUP 1001 INNOV 0000009050 240130 160CCD002103
01/30	2,712.56	ARTHUR J GALLAGH 0000005930 240129 002EFTI028830
01/30	1,966.94	EAGLE LIFE AEGL PAYMENTS 240130
01/30	1,601.00	TRANSAMERICA LIF PAYABLES 240130 0770021975
01/30	1,411.65	TRANSAMERICA LIF PAYABLES 240130 0770021975
01/30	1,286.26	AMERICAN EXPRESS SETTLEMENT 240130 1046396313
01/30	1,195.49	DESIGNER BRANDS EDI PYMNTS 240130 32144
01/30	521.52	BROWN & BROWN PAYMENTS 240129 EFT-01531210
01/30	209.27	AMERICAN FAMILY PAYMENT 240129 240129EBIX INC
01/30	139.00	Decisely Insuran 0980348IN 240130
01/30	130.00	STANDARD INSURAN VENDOR PAY 240129 SUPPLIER_CONNEC
01/30	107.00	Hibu Inc AP PAYMENT 240130 036076150
01/30	67.50	TRANSAMERICA LIF PAYABLES 240130 0770021975
01/30	61.90	MOHAWK INDUSTRIE EDI PYMNTS 240130 0000605442
01/30	57.46	BRAINTREE FUNDING 240130 BGPK84
01/30	52.61	BRAINTREE FUNDING 240130 73DWQ8
01/30	48.00	ALERA GROUP INC DIRECT-PAY 240129 63824845
01/30	40.00	TRANSAMERICA LIF PAYABLES 240130 0770021975
01/30	26.75	ONEGAS PAYMENTS 240130 1275847
01/30	18.18	Excel Industries VENDOR PMT 240130
01/30	121.22	CREDIT MEMO
		DIN 0748018807
		170.52 CAD @ 0.7109
		121.22 USD
01/31	276,130.00	JPMORGAN CHASE B PAYMENT 240131
01/31	234,910.63	LOCKBOX DEPOSIT
01/31	77,730.84	BANKCARD MERCH DEP 240130 948907957005015
01/31	71,976.00	Ameritas Life In XO01ACH 240131 XO010000009891
01/31	42,897.04	FGBS FGBS JPM C 240131 7388
01/31	41,177.03	LOCKBOX DEPOSIT
01/31	15,002.91	USAA PAYMENTS 240130 AP0003808716
01/31	13,496.56	JH LIFFE INS PAYMENT 013124 P10032192
01/31	6,502.81	GNA AP DISBURSE INV PAY 240131 000000600094888

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 69 of 83

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
01/31	6,350.97	ARTHUR J GALLAGH DOMTZZ2007 240130 002EFTI028961
01/31	5,000.00	STONEX GROUP INC ACHTRANSAC 240131 3001531
01/31	4,637.10	SYLVAMO NORTH AM TRADE PAY 240131
01/31	3,356.66	STANDARD INSURAN VENDOR PAY 240130 SUPPLIER_CONNEC
01/31	2,626.25	ALERA GROUP INC DIRECT-PAY 240130 63926117
01/31	2,172.00	Avesis, LLC EDI PYMNTS 240131 10008286
01/31	1,997.78	LIMITED BRANDS LBI REMIT 240131 1028897248
01/31	1,420.41	AMERICAN EXPRESS SETTLEMENT 240131 1046396313
01/31	1,411.65	TRANSAMERICA LIF PAYABLES 240131 0770021975
01/31	1,405.87	TRANSAMERICA LIF PAYABLES 240131 0770021975
01/31	1,164.75	JOHNS HOPKINS AP TRADE PAY 240131
01/31	918.00	ONEOK, INC 4642272912 240131 464227
01/31	318.00	BANKCARD MERCH DEP 240130 948907957005015
01/31	291.12	P96822 HIGH GROU PAYMENTS 240131
01/31	196.00	SIMPLOT AB RETAI AP ACH PMT 240130 01389489
01/31	144.78	BRAINTREE FUNDING 240131 3V8N6Y
01/31	27.53	DUNNEDWARDS CORP AP PAYMENT 240131
01/31	460.00	ARP ADJUSTMENT
		CK1024 10 REFER TO MAKER
		65043950
01/31	460.00	ARP ADJUSTMENT
		CK1023 10 REFER TO MAKER
		65043949
01/31	250.00	TRANSFER FROM CHECKING ACCT 060 6316483493 CTZTRF

Interest						Total Interest Paid
Date	Amount	Description				+ 6,489.65
01/31	6,489.65	INTEREST

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	= 16,778,132.27
01/02	16,649,961.68	01/11	15,637,120.31	01/23	15,861,535.04
01/03	17,467,793.29	01/12	16,371,382.35	01/24	16,362,375.94
01/04	16,376,882.48	01/16	16,508,929.61	01/25	15,142,382.70
01/05	16,462,337.63	01/17	16,672,854.65	01/26	15,251,943.95
01/08	16,486,117.90	01/18	15,422,483.25	01/29	15,039,570.13
01/09	16,948,814.42	01/19	15,679,236.25	01/30	16,046,191.45
01/10	17,040,752.82	01/22	15,500,439.39	01/31	16,778,132.27

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 70 of 83

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $
Total of 2

3	Subtotal by adding 1 and 2

= $
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

= $
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.  REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 71 of 83

Commercial Account Statement Page 1 of 4

US747 | BR558 | 7

ROP 450

P.O. Box 7000

Providence, RI 02940

Beginning January 01, 2024 through January 31, 2024 Questions? Contact us today:

EBIX INC PAYROLL 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

New year, new card.

Citizens and Mastercard® are partnering up! We’ll let you know when to check your mailbox for your new Debit/ATM card. You’ll love the innovative notch design, making it easier to find in your wallet when you need it, and the fact it’s 90% recycled plastic.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC PAYROLL Business Checking w/Interest XXXXXX-349-3

Business Checking w/Interest for XXXXXX-349-3

Balance Calculation
Previous Balance		.00
Checks	-	2,139.35
Debits	-	2,574,560.48
Deposits & Credit	+	2,576,699.83
Interest Paid	+	.00
Current Balance	=	.00

Balance
Average Daily Balance	.00

Interest
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	13
Interest Earned	.00
Interest Paid This Year	.00

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000.

Your average daily balance* used to qualify this statement period is: $0

Your next statement period will end on February 29, 2024.

*

The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 72 of 83

Business Checking w/Interest for XXXXXX-349-3 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3
Checks						Previous Balance
Check #	Amount	Date	Check #	Amount	Date	.00
561	336.54	01/19	565	379.73	01/30		Total Checks

562	250.00	01/18	566	336.54	01/30	-	2,139.35
563	250.00	01/29	567	250.00	01/29
564	336.54	01/30

Debits **
**May include checks that have been processed electronically by the payee/merchant.
			Total Debits
			-	2,574,560.48

Date	Amount	Description
Other Debits
01/04	174,425.76	OUTGOING WIRE TRANSFER (MTS NO.240104003071)
01/04	1,141,152.10	OUTGOING WIRE TRANSFER (MTS NO.240104003072)
01/18	169,533.83	OUTGOING WIRE TRANSFER (MTS NO.240118003178)
01/18	1,089,198.79	OUTGOING WIRE TRANSFER (MTS NO.240118003177)
01/31	250.00	TRANSFER TO CHECKING ACCT 060 6316482705 CTZTRF

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	2,576,699.83
01/04	1,315,577.86	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
01/18	1,258,982.62	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
01/19	336.54	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
01/29	500.00	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
01/30	1,052.81	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
01/31	250.00	ARP ADJUSTMENT 0000000000563 60273905

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 73 of 83

Business Checking w/Interest for XXXXXX-349-3 Continued

Daily Balance						Current Balance

Date	Balance	Date	Balance	Date	Balance	=	.00
01/04	.00	01/19	.00	01/30	.00
01/18	.00	01/29	.00	01/31	.00

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 74 of 83

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $
Total of 2

3	Subtotal by adding 1 and 2

= $
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

= $
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.  REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT

BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 75 of 83

Commercial Account Statement Page 1 of 4

US702 | BR558 ROP 450 P.O. Box 7000 Providence, RI 02940	Beginning January 01, 2024 through January 31, 2024 Questions? Contact us today:

EBIX INC OAKSTONE MEDICAL 1 EBIX WAY JOHNS CREEK GA 30097-5801	CALL: Commercial Account Customer Service 1-800-862-6200

VISIT: Access your account online: citizensbank.com

MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001

New year, new card.

Citizens and Mastercard® are partnering up! We’ll let you know when to check your mailbox for your new Debit/ ATM card. You’ll love the innovative notch design, making it easier to find in your wallet when you need it, and the fact it’s 90% recycled plastic.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC OAKSTONE MEDICAL Business Checking w/Interest XXXXXX-348-5

Business Checking w/Interest for XXXXXX-348-5

Balance Calculation
Previous Balance		2,325,705.30
Checks	-	.00
Debits	-	20.00
Deposits & Credit	+	1,219,544.93
Interest Paid	+	1,328.98
Current Balance	=	3,546,559.21

Balance
Average Daily Balance	3,308,249.41

Interest
Current Interest Rate	.00%
Annual Percentage Yield Earned	1.13%
Number of Days Interest Earned	13
Interest Earned	1,328.98
Interest Paid This Year	1,328.98

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000.

Your average daily balance* used to qualify this statement period is: $3,107,748

Your next statement period will end on February 29, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 368 Filed 02/21/24 Entered 02/21/24 17:13:03 Desc

Main Document  Page 76 of 83

Business Checking w/Interest for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Debits **

**May include checks that have been processed electronically by the payee/merchant.

				Previous Balance
				2,325,705.30
Date	Amount	Description
				Total Debits
Other Debits			-	20.00
01/05	20.00	BRAINTREE FUNDING 240105 257ZHJ

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	1,219,544.93
01/02	92,168.01	BRAINTREE FUNDING 240102 4B3Y6Y
01/02	649.23	BRAINTREE FUNDING 240102 7DCWWD
01/03	440,438.19	BRAINTREE FUNDING 240103 K9C4CJ
01/03	29,146.21	LOCKBOX DEPOSIT
01/03	16,945.08	LOCKBOX DEPOSIT
01/04	42,799.21	BRAINTREE FUNDING 240104 8K32DP
01/04	4,389.00	NYU LI School of PAYMENT 240103 002220080682
01/04	440.01	BRAINTREE FUNDING 240104 257CVT
01/04	258.00	LOCKBOX DEPOSIT
01/04	247.40	ALDI INC. PAYMENT 240104 3300000378
01/04	19.90	DEPOSIT
01/05	25,427.71	BRAINTREE FUNDING 240105 K5GMBD
01/08	10,640.45	BRAINTREE FUNDING 240108 3RM4MD
01/09	23,660.34	BRAINTREE FUNDING 240109 6BJFKT
01/09	1,064.06	BRAINTREE FUNDING 240109 8CXQBY
01/10	28,611.23	BRAINTREE FUNDING 240110 28P6QT
01/11	14,442.17	BRAINTREE FUNDING 240111 786D4P
01/11	453.45	BRAINTREE FUNDING 240111 6KHK44
01/12	15,783.61	BRAINTREE FUNDING 240112 K7JCY4
01/12	608.28	BRAINTREE FUNDING 240112 G6BNMY
01/16	10,613.14	BRAINTREE FUNDING 240116 8Y5X2Y
01/17	60,583.12	BRAINTREE FUNDING 240117 CYJPRY
01/17	68.51	BRAINTREE FUNDING 240117 79ZSGD
01/18	18,234.47	BRAINTREE FUNDING 240118 HZ9DRD
01/18	1,507.99	BRAINTREE FUNDING 240118 GB75QT
01/19	14,238.47	BRAINTREE FUNDING 240119 99W88P
01/22	16,458.08	BRAINTREE FUNDING 240122 CFKQ84
01/23	20,800.00	EVOLENT HEALTH L PAYMENT 240123 S-1644
01/23	15,738.58	BRAINTREE FUNDING 240123 245S6Y
01/24	38,951.41	BRAINTREE FUNDING 240124 JHQSJ4
01/25	31,141.89	BRAINTREE FUNDING 240125 JBMDHJ
01/26	15,191.91	BRAINTREE FUNDING 240126 HHPQGY
01/26	412.22	BRAINTREE FUNDING 240126 9X4T44
01/29	91,050.77	LOCKBOX DEPOSIT
01/29	44,288.17	LOCKBOX DEPOSIT
01/29	17,704.06	BRAINTREE FUNDING 240129 HDGV84
01/29	163.23	TRUIST CRP TRUIST CRP 240126 0070033224
01/30	21,688.29	BRAINTREE FUNDING 240130 2PZN98
01/30	6,016.31	BENEFITS PARTNER 202024076 240130 NO. 398790
01/30	461.43	BRAINTREE FUNDING 240130 HPVKNJ
01/31	45,522.94	BRAINTREE FUNDING 240131 28B984

Please See Additional Information on Next Page

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Main Document  Page 77 of 83

Business Checking w/Interest for XXXXXX-348-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
01/31	518.40	BRAINTREE FUNDING 240131 KD4B2Y

Interest			Total Interest Paid
Date	Amount	Description
01/31	1,328.98	INTEREST	+	1,328.98

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	=3,546,559.21
01/02	2,418,522.54	01/11	3,057,484.95	01/23	3,232,119.20
01/03	2,905,052.02	01/12	3,073,876.84	01/24	3,271,070.61
01/04	2,953,205.54	01/16	3,084,489.98	01/25	3,302,212.50
01/05	2,978,613.25	01/17	3,145,141.61	01/26	3,317,816.63
01/08	2,989,253.70	01/18	3,164,884.07	01/29	3,471,022.86
01/09	3,013,978.10	01/19	3,179,122.54	01/30	3,499,188.89
01/10	3,042,589.33	01/22	3,195,580.62	01/31	3,546,559.21

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

Main Document  Page 78 of 83

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $
Total of 2

3	Subtotal by adding 1 and 2

= $
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

= $
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.  REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

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Main Document  Page 79 of 83

Ebix, Inc

PNC

Bank Reconciliation

January 31, 2024

Bank Ac# 0832

GL# 100350

Date	Description	Amount	Comments
1/31/24	Book Balance	16,366.23
	Outstanding Checks	225,563.73
	Checks voided and cleared	($13,786.36)
	Returned Checks Nov23	6,050.00	Twana to Reverse
	Returned Checks Jan24	450.00
	Transfers
	Fees
	Duplicate Checks Cleared Nov23	(1,883.75)	Twana to Reverse

	Adjusted Book Balance	232,759.85

1/31/24	Bank Balance	232,759.85
	Difference	0.00

Case 23-80004-swe11  Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

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Ebix, Inc

Citizens Main Operating

Bank Reconciliation

January 31, 2024

Bank A/C #: xxxxxx2705

GL#: 100430; Bank code B

Date	Description	Amount
1/31/24	Book Balance	17,379,683.19
1/31/24	Outstanding Checks	10,140.00
1/31/24	Detailed CR reconciling items	86,161.52
1/31/24	PAC (RETURN SETTLE / -SETT-ACCESS )	(1,367.18)
1/31/24	Payve Vs AMEX 4663	(71,736.12)
1/31/24	Credit Card Deposits in Transit	(179,077.09)
1/31/24	Detailed AP MC rec items	($445,667.48)
	immaterial	(4.57)

	Adjusted Book Balance	16,778,132.27

1/31/24	Bank Balance	16,778,132.27
	Difference	(0.00)

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Main Document Page 81 of 83

Ebix, Inc

Payroll- Regions

Bank Reconciliation

January 31, 2024

Bank A/C #: xxxxxx8891

G/L A/C #: 100440

Date	Description	Amount
1/31/24	Book Balance	(1,480.82)
	Outstanding Checks:	3,160.13
	Balance transfer from 100310	(1,681.73)
	Transfers
	Unreconciled Difference	2.42

	Adjusted Book Balance	0.00

1/31/24	Bank Balance	—

	Difference	0.00

Case 23-80004-swe11 Doc 368 Filed 02/21/24 Entered 02/21/24 17:13:03 Desc

Main Document Page 82 of 83

Ebix, Inc

Regions Oakstone

Bank Reconciliation

January 31, 2024

Bank A/C #: xxxxxx6154

G/L A/C #: 100445

Date	Description	Amount	Amount	Amount
		100305	100445	Combined
1/31/24	Book Balance	—	4,124,147.86	4,124,147.86
1/31/24	Wires in transit		20,800.00	20,800.00
1/31/24	Passthrus not posted			0.00
1/31/24	Oakstone deposits in Regions op account		0.00	0.00
1/31/24	Checks in transit		8,175.97	8,175.97
1/31/24	Chargebacks not posted			0.00
1/31/24	CC in transit		(607,655.03)	(607,655.03)
1/31/24	Items in Suspense/posting errors		—
	Unreconciled immaterial		(218.57)	(218.57)
	Transfer			—
	Interest Paid		1,328.98
	Fees		(20.00)
	Adjusted Book Balance	—	3,546,559.21	3,546,559.21

1/31/24	Bank Balance		3,546,559.21	3,546,559.21
	Difference	—	0.00	0.00

Case 23-80004-swe11 Doc 368  Filed 02/21/24  Entered 02/21/24 17:13:03  Desc

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Ebix, Inc

Checking GL# 100500-0000-00-0000 – TD Bank – # xxxxx xxx6091 (in USD)

Bank Reconciliation

January 31, 2024

Date	Description	Amount	Comments
1/31/24	Book Balance	369.95
	Bank Fees

	Adjusted Book Balance	$369.95

1/31/24	Bank Balance	369.95
	Difference	—